UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Mitcham Industries, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MITCHAM INDUSTRIES, INC.
2002 TIMBERLOCH PLACE
SUITE 400
THE WOODLANDS, TEXAS 77380-1187
NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 27, 2020
[June 10, 2020]
To our Shareholders:
Due to public health concerns stemming from the coronavirus outbreak we will hold the Annual Meeting of Shareholders (the “Annual Meeting”) of Mitcham Industries, Inc., a Texas corporation, in a virtual meeting format only, on Monday, July 27, 2020, at 9:00 a.m., local time. Shareholders are encouraged to listen, vote and submit questions from any remote location that has Internet connectivity. If you plan to participate in the virtual meeting, please visit www.viewproxy.com/MitchamIndustries/2020 and register by 11:59 p.m. Eastern Time on July 24, 2020. You will be able to log in to the Annual Meeting using the password received via email in your registration confirmation. At the Annual Meeting, shareholders will be asked to:

1.
Elect the six nominees named in this proxy statement to serve on our Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified;

2.	Approve the reincorporation of the Company from the State of Texas to the State of Delaware;

3.	Approve, on an advisory basis, Named Executive Officer compensation;

4.	Ratify the selection by the Audit Committee of our Board of Directors of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021;

5.
Approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-4; and

6.	Transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
Our Board of Directors has established the close of business on May 27, 2020 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting to be held July 27, 2020, and any adjournment or postponement thereof.
A list of shareholders will be available for inspection at our Annual Meeting, and during normal business hours at least ten days prior thereto, at our offices, which are located at 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380.
Even if you plan to attend the Annual Meeting, please complete, sign and mail the enclosed proxy card as promptly as possible in the accompanying envelope or use the telephone or internet voting.
Sincerely,
Robert P. Capps
Co-Chief Executive Officer, Executive Vice President
of Finance and Chief Financial Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JULY 27, 2020.
The Notice of Virtual Annual Meeting of Shareholders, our Proxy Statement for the Annual Meeting and our
Annual Report to Shareholders for the fiscal year ended January 31, 2020 are available at
www.viewproxy.com/MitchamIndustries/2020

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MITCHAM INDUSTRIES, INC.
2002 Timberloch Place
Suite 400
The Woodlands, Texas 77380-1187

PROXY STATEMENT
FOR VIRTUAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 27, 2020

SOLICITATION OF PROXIES
Purpose, Place, Date and Time
This proxy statement is furnished in connection with the solicitation by the Board of Directors (our “Board”) of Mitcham Industries, Inc., a Texas corporation (the “Company”), of proxies from the holders of record of our common stock, par value $0.01 per share at the close of business on May 27, 2020, for use in voting at the virtual Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday July 27, 2020 at 9:00 a.m., local time, via live audio webcast at www.viewproxy.com/MithchamIndustries/2020, and at any adjournment or adjournments thereof.
The Notice of Annual Meeting, this proxy statement, the enclosed proxy card and our Annual Report for the fiscal year ended January 31, 2020 (“2020 Annual Report”) are being mailed together on or about [June 10, 2020] to each of our shareholders entitled to notice of and to vote at the Annual Meeting.
Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (1) the election of each of the six individuals nominated by our Board and named in this proxy statement for election as directors; (2) the approval of reincorporation of the Company from the State of Texas to the State of Delaware; (3) the advisory vote to approve Named Executive Officer compensation; (4) the ratification of the selection of Moss Adams LLP as our independent registered public accounting firm by our Audit Committee for the fiscal year ending January 31, 2021; (5) the approval of a proposal to grant discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-4; and (6) as recommended by our Board with regard to any other matters that properly come before the Annual Meeting, or if no recommendation is given, at the discretion of the appointed proxies.
Expenses of Solicitation
We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our shareholders in connection with the Annual Meeting. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We have retained Alliance Advisors LLC (“Alliance”) to aid in the distribution of proxy materials, the solicitation of proxies and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay Alliance a fee of approximately $40,000 and reimburse it for certain expenses. In addition, we will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.
Shareholders Sharing the Same Last Name and Address
We are sending only one copy of our proxy statement and 2020 Annual Report to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you receive a householded mailing this year and you would like to have additional copies of our proxy statement and 2020 Annual Report mailed to you or you would like to opt out of this practice for future mailings, please submit your request in writing to our Corporate Secretary at Mitcham Industries, Inc., 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380-1187, or call us at 936-291-2277. We will deliver promptly upon written or oral request separate copies of any of our proxy materials. You may also contact us in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.
A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

VOTING OF SECURITIES
Record Date; Shareholders Entitled to Vote
Our Board has fixed the close of business on May 27, 2020 as the record date for determining the holders of shares of common stock entitled to notice of and to vote at the Annual Meeting. As of the close of business on May 27, 2020, there were [ ] issued and outstanding shares of common stock, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting, and 994,046 issued and outstanding shares of Series A Preferred Stock, each of which is entitled to one vote on Proposal 2 only (approval of reincorporation of the Company from the State of Texas to the State of Delaware, including the increase in (i) the number of authorized shares of common stock, par value $0.01, from 20,000,000 to 40,000,000, and (ii) the number of authorized shares of preferred stock, par value $1.00, from 1,000,000 to 2,000,000).
For a period of at least 10 days prior to the Annual Meeting, a list of the shareholders entitled to vote at the Annual Meeting will be available for inspection during normal business hours at our principal executive offices, which are located at 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380.
Quorum; Discretionary Authority
Our Third Amended and Restated Bylaws provide that a majority of the aggregate outstanding shares entitled to vote, represented either in person or by proxy, will constitute a quorum for the transaction of business. Consequently, holders of at least [ ] shares of our common stock must be present either in person or by proxy to establish a quorum for the Annual Meeting. If less than a quorum is represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice, and the persons named as proxies will vote the proxies they have been authorized at the Annual Meeting in favor of such an adjournment.
In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the items proposed by our Board have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, as described in Proposal 5. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of the holders of a majority of those shares represented at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote the proxies they have been authorized to vote on any other business properly before the Annual Meeting in favor of such an adjournment.
Our Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.
Abstentions and Broker Non-Votes; Vote Required
Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions occur when shareholders are present at the Annual Meeting but choose to withhold their vote for any of the matters upon which the shareholders are voting.
If you are a beneficial owner whose shares are held of record by a broker, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority. A “broker non-vote” occurs when a broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or other nominee should vote your shares and the broker or other nominee indicates it does not have authority to vote such shares on its proxy. Although broker non-votes will be counted as present at the meeting for purposes of determining a quorum, they will be treated as not entitled to vote with respect to non-discretionary matters.
At the Annual Meeting, brokers will not have discretionary authority to vote in the absence of timely instructions from the beneficial owners on any of the proposals to be voted on at the Annual Meeting, other than Proposal 4 (Ratification of Selection of Independent Registered Public Accounting Firm) and Proposal 5 (Grant of Discretionary Authority to Adjourn Annual Meeting).

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Proposal 1 (Election of Directors):  To be elected, each nominee for election as a director must receive the affirmative vote of a plurality of the votes cast at the Annual Meeting by holders of shares of common stock entitled to vote on the proposal. This means that director nominees with the most votes are elected. Votes may be cast in favor of or withheld from the election of each nominee. Votes that are withheld from a director’s election will be counted toward a quorum but will not affect the outcome of the vote on the election of a director. Broker non-votes will have no effect on the outcome of the vote on the election of a director.

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Proposal 2 (Approval of reincorporation of the Company from the State of Texas to the State of Delaware): Approval of reincorporation of the Company from the State of Texas to the State of Delaware, including an increase in (i) the number of authorized shares of common stock, par value $0.01, from 20,000,000 to 40,000,000 and (ii) the number of authorized shares of preferred stock, par value $1.00, from 1,000,000 to 2,000,000 requires the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our common stock and (2) two-thirds of the votes entitled to be cast by the holders of Series A Preferred Stock, voting separately. Abstentions and broker non-votes will have the effect of a vote against the proposal.

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Proposal 3 (Advisory Vote to Approve Named Executive Officer Compensation):  Approval of this proposal requires the affirmative vote of the holders of a majority of shares entitled to vote on this proposal at the Annual Meeting; provided that, for purposes of this sentence, abstentions and broker non-votes will not be counted as votes cast, and, accordingly, will not affect the outcome of the vote on this proposal. You may vote for, against or expressly abstain with respect to this proposal. While this vote is required by law, it will neither be binding on the Company or our Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or our Board. However, the views of our shareholders are important to us, and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

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Proposal 4 (Ratification of Selection of Independent Registered Public Accounting Firm):  Ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021 requires the affirmative vote of the holders of a majority of shares entitled to vote on, and voted for or against, or expressly abstained with respect to, this proposal at the Annual Meeting. If you do not instruct your broker how to vote on this proposal, your broker will be permitted to vote your shares in its discretion on this proposal. As a result, we do not expect any broker non-votes in connection with this proposal. Abstentions will have the same practical effect as a vote against this proposal.

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Proposal 5 (Approval to Grant Discretionary Authority to the Chairman of the Annual Meeting to Adjourn Annual Meeting): Approval to grant the chairman of the Annual Meeting discretionary authority to adjourn the Annual Meeting requires the affirmative vote of the holders of a majority of the votes cast on this proposal at the Annual Meeting. If you do not instruct your broker how to vote on this proposal, your broker will be permitted to vote your shares in its discretion on this proposal. As a result, we do not expect any broker non-votes in connection with this proposal. Abstentions will have the same practical effect as a vote against this proposal.

Revocation of Proxies
If you are a registered shareholder (meaning your shares are registered directly in your name with our transfer agent) you may revoke your proxy at any time prior to the vote tabulation at the Annual Meeting by: (1) sending in an executed proxy card with a later date, (2) timely submitting a proxy with new voting instructions by telephone or over the Internet, (3) sending a written notice of revocation by mail to Mitcham Industries Inc., 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380-1187 marked “Proxy Information Enclosed, Attention: Corporate Secretary” or (4) attending and voting in person by completing a ballot at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a completed and delivered proxy card.
If you are a street name shareholder (meaning that your shares are held in a brokerage account by a bank, broker or other nominee) and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or other nominee in accordance with that entity’s procedures.

CORPORATE GOVERNANCE
The following sections summarize information about our corporate governance policies, our Board and its committees and the director nomination process.
Our Governance Practices
General
We are committed to sound corporate governance principles. To evidence this commitment, our Board has adopted charters for its committees and a Code of Business Conduct and Ethics (“Code of Ethics”). These documents provide the framework for our corporate governance. A complete copy of the current version of each of these documents is available on our website at http://www.mitchamindustries.com or in print, free of charge, to any shareholder who requests it by contacting us by mail at Mitcham Industries, Inc., 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380-1187, Attention: Corporate Secretary, or by telephone (936) 291-2277. Our Board regularly reviews corporate governance developments and modifies our governance documents as appropriate.
Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officers, Chief Financial Officer, Chief Accounting Officer and our Corporate Controller, to ensure that our business is conducted in a legal and ethical manner.
All of our directors, officers and employees are required to certify their compliance with the Code of Ethics. The Code of Ethics requires that any exception to or waiver for an executive officer or director be made only by our Board and disclosed as required by law and the listing standards of The NASDAQ Stock Market LLC (the “NASDAQ Listing Standards”). To date, we have neither received any requests for, nor granted, waivers of the Code of Ethics for any of our executive officers or directors.
Among other things, the Code of Ethics addresses:

•	conflicts of interest;

•	insider trading;

•	record keeping and questionable accounting or auditing matters;

•	corporate opportunities;

•	confidentiality;

•	competition and fair dealing;

•	compliance with laws and regulations, including the Foreign Corrupt Practices Act of 1977 and similar laws in other countries in which we operate;

•	protection and proper use of the Company assets; and

•	reporting of any illegal or unethical behavior.
It is our policy that there shall be no acts of retaliation, intimidation, threat, coercion or discrimination against any individual for truthfully reporting, furnishing information or assisting or participating in any manner in an investigation, compliance review or other activity related to the administration of the Code of Ethics.
Our Board
Determination of Director Independence
As required under the NASDAQ Listing Standards, a majority of the members of our Board must qualify as independent, as affirmatively determined by our Board. Our Board evaluated all relevant transactions and relationships between each director, or any of his or her family members, and the Company, senior management and independent registered public accounting firm. Based on this evaluation, our Board has determined that Thomas S. Glanville, Marcus Rowland, William H. Hilarides, Robert J. Albers and Peter H. Blum are each an independent director, as that term is defined in the NASDAQ Listing Standards. Messrs. Glanville, Rowland, Hilarides, Albers and Blum constitute a majority of the members of our Board.
Robert P. Capps is not independent because he currently serves as our Co-Chief Executive Officer, Executive Vice President of Finance and Chief Financial Officer.
Attendance at Board and Committee Meetings
During the fiscal year ended January 31, 2020 (referred to as “fiscal 2020”), our Board held seven meetings. Each individual, with one exception, serving as a director during such period attended all meetings of our Board and the Board committees on which he served during the fiscal year.
Attendance at Annual Meetings
Our policy is to encourage our directors to attend the annual meetings of our shareholders. All nominees, who were then serving as directors attended the annual meeting of our shareholders in July 2019.
Leadership Structure and Role in Risk Oversight
Our Board separated the positions of Chairman of our Board and Chief Executive Officer in 2004. Separating these positions allows our Chief Executive Officers to focus on our day-to-day business, while allowing the Chairman to lead our Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board recognizes the time, effort, and energy that the Chief Executive Officers are required to devote to this position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as our Board’s oversight responsibilities continue to grow. While our Bylaws do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic, environmental and regulatory risks, and others, such as the impact of competition, technological changes, weather conditions and global health crises. Management is responsible for the day-to-day management of risks the Company faces, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
Our Board believes that establishing the right “tone at the top” and that full and open communication between management and our Board are essential for effective risk management and oversight. Our Chairman has regular discussions with our Chief Executive Officers and other senior officers to review strategy and risks facing the Company. Senior management attends the quarterly Board meetings and is available to address any questions or concerns raised by our Board on risk management and any other matters. Each quarter, our Board receives presentations from senior management on strategic matters involving our operations.
While our Board is ultimately responsible for risk oversight at the Company, each of our Board committees assists our Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with the NASDAQ Listing Standards, discusses policies with respect to risk assessment and risk management. The Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers and corporate governance. The Strategic Planning Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our long-term strategy development and implementation.
Shareholder Communications with Our Board
Our Board welcomes communications from our shareholders. Shareholders may send communications to our Board, or any director in particular, by contacting us by mail at Mitcham Industries, Inc., 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380-1187, Attention: Corporate Secretary or via e-mail through our website at http://www.mitchamindustries.com. Each communication must (1) identify the sender, (2) identify the applicable director(s) and (3) contain the information necessary to enable the director(s) to contact the sender. Our Corporate Secretary will relay this information to the applicable director(s) and request that the sender be contacted as soon as possible.
Committees of Our Board
As of the date of this proxy statement, our Board has standing Audit, Compensation, Strategic Planning and Nominating Committees. Our Board, in its business judgment, has determined that each committee, other than the Strategic Planning Committee, is comprised entirely of independent directors as currently required under the NASDAQ Listing Standards and applicable rules and requirements of the Securities and Exchange Commission, including the rules and requirements specifically applicable to the members of each committee. Each committee is governed by a written charter approved by the full Board.
Audit Committee
The Audit Committee has been established to assist our Board in:

•	overseeing the quality and integrity of our financial statements and other financial information we provide to any governmental body or the public;

•	overseeing our compliance with legal and regulatory requirements;

•	overseeing the independent registered public accounting firm’s qualifications, independence and performance;

•	overseeing our systems of internal controls regarding finance, accounting and legal compliance that our management and our Board have established;

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facilitating an open avenue of communication among the registered independent accountants, financial and senior management, and our Board, with the registered independent accountants being accountable to the Audit Committee; and

•	performing such other duties as directed by our Board.

In connection with these purposes, the Audit Committee annually selects, engages and evaluates the performance and ongoing qualifications of, and determines the compensation for, our independent registered public accounting firm, reviews our annual and quarterly financial statements and confirms the independence of our independent registered public accounting firm. The Audit Committee also meets with our management and independent registered public accounting firm regarding the adequacy of our financial controls and our compliance with legal, tax and regulatory matters and significant internal policies. While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit Committee to plan or conduct audits, to determine that our financial statements are complete and accurate or to determine that such statements are in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and other applicable rules and regulations. Our management is responsible for the preparation of our financial statements in accordance with U.S. GAAP and our internal controls. Our independent registered public accounting firm is responsible for the audit work on our financial statements. It is also not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and our policies and procedures. Our management is responsible for compliance with laws and regulations and compliance with our policies and procedures.
During fiscal 2020, the Audit Committee held four meetings. The Audit Committee currently consists of Messrs. Glanville (Chairman), Albers, Hilarides and Rowland. Our Board has determined that all members of the Audit Committee are independent as that term is defined in the NASDAQ Listing Standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board also has determined that each member of the Audit Committee is financially literate and that Mr. Glanville has the necessary accounting and financial expertise to serve as chairman. Further, our Board has determined that each of Messrs. Glanville, Albers, Hilarides and Rowland is an “audit committee financial expert” following a determination that each of them met the criteria for such designation under the Securities and Exchange Commission’s rules and regulations. For information regarding the business experience of each of the members of the Audit Committee, see “Proposal 1—Election of Directors—Information About Director Nominees.” The report of the Audit Committee appears under the heading “Audit Committee Report” below.
Compensation Committee
Pursuant to its charter, the purposes of our Compensation Committee are to:

•	review, evaluate and approve the agreements, plans, policies and programs to compensate our officers and directors;

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review and discuss with our management the Compensation Discussion and Analysis to be included in the proxy statement for our annual meeting of shareholders, if applicable, and to determine whether to recommend to our Board that the Compensation Discussion and Analysis, if any, be included in the proxy statement, in accordance with applicable rules and regulations;

•	produce the Compensation Committee Report for inclusion in the proxy statement, in accordance with, and once required by, applicable rules and regulations;

•	otherwise discharge our Board’s responsibilities relating to compensation of our officers and directors; and

•	perform such other functions as our Board may assign to the committee from time to time.
In connection with these purposes, our Board has entrusted the Compensation Committee with the overall responsibility for establishing, implementing and monitoring the compensation for our executive officers. In general, executive compensation matters are presented to the Compensation Committee or raised with the Compensation Committee in one of the following ways: (1) at the request of the Compensation Committee Chairman or another Compensation Committee member or member of our Board, (2) in accordance with the Compensation Committee’s agenda, which is reviewed by the Compensation Committee members and other directors on an annual basis, (3) by our Chief Executive Officers or (4) by the Compensation Committee’s outside compensation consultant, if a consultant has been engaged by the Compensation Committee.
The Compensation Committee works with the management team to implement and promote our executive compensation strategy. The most significant aspects of management’s involvement in this process are:

•	preparing materials in advance of Compensation Committee meetings for review by the Compensation Committee members;

•	evaluating employee performance;

•	establishing our business goals; and

•	recommending the compensation arrangements and components for our employees.

Our Chief Executive Officers are instrumental to this process. Specifically, our Chief Executive Officers assist the Compensation Committee by:

•	providing background information regarding our business goals;

•	annually reviewing performance of each of our executive officers (other than themselves); and

•	recommending compensation arrangements and components for our executive officers (other than themselves).
Our other executive officers do not play a role in their own compensation determination, other than discussing individual performance objectives with our Chief Executive Officers.
Pursuant to its charter, the Compensation Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of our executive officers and directors and also has the sole authority to approve the consultant’s fees and other retention terms. In prior years, the Compensation Committee has engaged Longnecker & Associates (the “Consultant”) to assist in evaluating and designing the compensation program for our executive officers and directors. The Consultant has been engaged directly by the Compensation Committee and does not provide any other services to us outside of matters pertaining to executive officer and director compensation. The Consultant has reported directly to the Compensation Committee, which is solely responsible for determining the scope of services performed by the Consultant and the directions given to the Consultant regarding the performance of such services.
Together with management and any counsel or other advisors deemed appropriate by the Compensation Committee, the Compensation Committee typically reviews and discusses the particular executive compensation matter presented and makes a final determination.
To the extent permitted by applicable law, the Compensation Committee may form and delegate some or all of its authority under its charter to subcommittees when it deems such action appropriate.
During fiscal 2020, the Compensation Committee held three meetings. The Compensation Committee currently consists of Messrs. Glanville, Rowland and Blum (Chairman).
Strategic Planning Committee
The purpose of the Strategic Planning Committee, as stated in its charter, is to assist our Board and the Chief Executive Officers in their oversight of our long-term strategy development and implementation. In fulfilling this role, from time to time, the Strategic Planning Committee reviews with management the key issues, options and external developments impacting our strategy. In addition, the Strategic Planning Committee monitors enterprise risks that may affect us and assists management in addressing such risks in our strategic plan.
During fiscal 2020, the Strategic Planning Committee met five times. The Strategic Planning Committee currently consists of Messrs. Capps, Hilarides and Albers (Chairman), with Guy Malden, our Co-Chief Executive Officer and Executive Vice President of Marine Systems, participating.
Nominating Committee
The purposes of the Nominating Committee, as stated in its charter, include the following:

•	identifying individuals qualified to become Board members;

•	recommending to our Board the persons to be nominated by our Board for election as directors at the annual meeting of shareholders; and

•	performing such other functions as our Board may assign to the committee from time to time.
During fiscal 2020, the Nominating Committee met one time. The Nominating Committee currently consists of Messrs. Hilarides and Blum (Chairman).
Director Nomination Process
The Nominating Committee is responsible for establishing criteria for selecting new directors, actively seeking individuals to become directors and recommending such individuals to our Board. In seeking candidates for our Board, the Nominating Committee will consider the entirety of each candidate’s credentials. Currently, the Nominating Committee does not require director candidates to possess a specific set of minimum qualifications, as different factors may assume greater or lesser significance at particular times, and the needs of our Board may vary in light of its composition and the Nominating Committee’s perceptions about future issues and needs. However, while the Nominating Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the Nominating Committee may consider, among other factors, diversity, age, skill, experience in the context of the needs of our Board, independence qualifications and whether prospective nominees have relevant business and financial experience, have industry or other specialized expertise and have high moral character. As set forth above, the Nominating Committee may consider diversity as one of a number of factors in identifying nominees for director and will continue to seek opportunities to enhance the diversity of directors serving on our Board. It does not, however, have a formal policy in this regard. The Nominating Committee views diversity broadly to include diversity of experience, skills and viewpoint as well as traditional diversity concepts such as race or gender.
The Nominating Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the Nominating Committee or shareholder recommendations, provided that the procedures set forth below are followed. The Nominating Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a shareholder or not. However, in evaluating a candidate’s relevant business experience, the Nominating Committee may consider previous experience as a member of our Board.
Shareholders or a group of shareholders may recommend potential candidates for consideration by the Nominating Committee by sending a written request to our Corporate Secretary at Mitcham Industries, Inc., 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380-1187. For additional information regarding the submission of shareholder recommendations, see “Shareholder Proposals and Director Nominations.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee is now, or at any time has been, employed by or served as an officer of Mitcham Industries, Inc. or any of its subsidiaries or had any substantial business dealings with Mitcham Industries, Inc. or any of its subsidiaries. None of our executive officers are now, or at any time has been, a member of the compensation committee or board of directors of another entity, one of whose executive officers has been a member of the Compensation Committee or our Board.
TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures
Historically, our Board has reviewed and approved, as appropriate, related person transactions as they have been presented to our Board at the recommendation of management. Recognizing that related person transactions involving the Company present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof), our Board has adopted a formal written process for reviewing, approving and ratifying transactions with related persons, which is described below.
General
Under the policy, any “Related Person Transaction” may be consummated or may continue only if:

•
the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party;

•	the transaction is approved by the disinterested members of our Board; or

•	the transaction involves compensation approved by the Compensation Committee.
For these purposes, a “Related Person” is:

•	a senior officer (which includes, at a minimum, each executive vice president and Section 16 officer) or director;

•	a shareholder owning more than 5% of the Company (or its controlled affiliates);

•	a person who is an immediate family member of a senior officer or director; or

•	an entity which is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control of that entity.

For these purposes, a “Related Person Transaction” is a transaction between the Company and any Related Person (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Exchange Act), other than:

•	transactions available to all employees generally; and

•	transactions involving less than $5,000 when aggregated with all similar transactions.

Audit Committee Approval
Our Board has determined that the Audit Committee is best suited to review and approve Related Person Transactions. Accordingly, at each calendar year’s first regularly scheduled Audit Committee meeting, management recommends Related Person Transactions to be entered into for that calendar year, including the proposed aggregate value of the transactions (if applicable). After review, the Audit Committee approves or disapproves the transactions and at each subsequently scheduled meeting, management updates the Audit Committee as to any material change applicable to those proposed transactions.
In the event management recommends any further Related Person Transactions subsequent to the first calendar year meeting, the transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Audit Committee; provided that if ratification is not forthcoming, management makes all reasonable efforts to cancel or annul the transaction.
Corporate Opportunity
Our Board recognizes that situations exist where a significant opportunity may be presented to management or a member of our Board that may equally be available to the Company, either directly or by referral. Before the opportunity may be consummated by a Related Person (other than an otherwise unaffiliated 5% shareholder), the opportunity must be presented to our Board for consideration.
Disclosure
All Related Person Transactions are to be disclosed in our applicable filings as required by the Securities and Exchange Commission’s rules and regulations. Furthermore, all Related Person Transactions are to be disclosed to the Audit Committee, and any material Related Person Transaction are to be disclosed to our Board.
Other Agreements
Management assures that all Related Person Transactions are approved in accordance with any requirements of our financing agreements.
Transactions
Since the beginning of fiscal 2020, we have not participated in (or proposed to participate in) any transactions with Related Persons except as described below. Each of these Related Person Transactions was approved under our policy for reviewing Related Person Transactions.
Transactions with Members of the Board of Directors
On October 7, 2016 we entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Agent”), pursuant to which we may sell up to 500,000 shares of our Series A Preferred Stock through the Agent through an at the market (“ATM”) offering program. The Co-Chief Executive Officer and Co-President of Ladenburg Thalmann & Co. Inc., Peter H. Blum, is the Non-Executive Chairman of our Board. Under the Equity Distribution Agreement, the Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of Series A Preferred Stock under the ATM program. Since January 31, 2019, we have issued 163,674 shares of Series A Preferred Stock under the ATM offering program. Gross proceeds from these sales were approximately $3.9 million and the Agent received compensation of approximately $79,000. Mr. Blum received no portion of this compensation.
STOCK OWNERSHIP MATTERS
Principal Holders of Securities
The following table sets forth the beneficial ownership of the outstanding shares of common stock and Series A Preferred Stock as of May 27, 2020 with respect to each person, other than our directors and officers, who we know to be the beneficial owner of more than 5% of our issued and outstanding common stock or Series A Preferred Stock, respectively.

	Common Stock Beneficially Owned		Preferred Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class(2)	Number of Shares	Percent of Class(3)
Ariel Investments, LLC	2,872,310(4)	23.6%	—	—
200 E. Randolph Drive Suite 2900 Chicago, IL 60601
Wasatch Advisors, Inc.	1,070,281(5)	8.8%	—	—
505 Wakara Way Salt Lake City, UT 84108
Dimensional Fund Advisors LP	910,584(6)	7.5%	—	—
Building One 6300 Bee Cave Road Austin, TX 78746
Mitsubishi Heavy Industries, Ltd.	—	—	174,046	17.5%
6-1, 6-Chome, Hikoshima-Enoura-Cho Shimonoseki 750-8505 Japan

(1)
“Beneficial ownership” is a term broadly defined by the Securities and Exchange Commission in Rule 13d-3 under the Exchange Act and includes more than the typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For the purpose of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of May 27, 2020 if that person or group has the right to acquire shares within 60 days after such date.

(2)	Based on total shares outstanding of [ ] at May 27, 2020 unless otherwise indicated.

(3)	Based on total shares outstanding of 994,046 at May 27, 2020 unless otherwise indicated.

(4)
Based solely on a Schedule 13G as of December 31, 2019 and filed on February 14, 2020 with the Securities and Exchange Commission. According to the Schedule 13G, Ariel Investments, LLC had sole voting power over 2,710,358 shares of our common stock and sole dispositive power over 2,872,310 shares of our common stock.

(5)
Based solely on a Schedule 13G as of December 31, 2019 and filed on February 10, 2020 with the Securities and Exchange Commission. According to the Schedule 13G, Wasatch Advisors, Inc. had shared voting power and shared dispositive power over 1,070,281 shares of our common stock.

(6)
Based solely on a Schedule 13G as of December 31, 2019 and filed on February 12, 2020 with the Securities and Exchange Commission. According to the Schedule 13G, Dimensional Fund Advisors LP had sole voting power over 874,511 shares of our common stock and sole dispositive power over 910,584 shares of our common stock.

Security Ownership of Management
The following table sets forth the beneficial ownership of common stock as of May 27, 2020 by: (1) each of the executive officers named in the Summary Compensation Table below, (2) each of our directors and director nominees and (3) all current directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise indicated in the footnotes to the table. None of these persons own any of our Series A Preferred Stock.

	Common Stock Beneficially Owned
Name of Beneficial Owner(1)	Number of Shares	Percent of Class(2)
Peter H. Blum	628,528(3)	4.9%
William H. Hilarides	5,500	*
Robert J. Albers	122,467(4)	*
Thomas S. Glanville	113,500(5)	*
Marcus Rowland	103,500(6)	*
Robert P. Capps	301,929(7)	2.4%
Guy Malden	287,580(8)	2.3%
Mark A. Cox	43,333(9)	*
All current directors and executive officers as a group (8 persons)	1,606,338(10)	11.7%

*	Less than 1%

(1)
“Beneficial ownership” is a term broadly defined by the Securities and Exchange Commission in Rule 13d-3 under the Exchange Act and includes more than the typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For the purpose of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of May 27, 2020 if that person or group has the right to acquire shares within 60 days after such date.

(2)	Based on total shares outstanding of 12,182,233 at May 27, 2020 and shares which such individual has the right to acquire within 60 days of May 27, 2020.

(3)	Includes 101,000 shares underlying exercisable options.

(4)	Includes 107,667 shares underlying exercisable options

(5)	Includes 93,000 shares underlying exercisable options.

(6)	Includes 93,000 shares underlying exercisable options.

(7)	Includes 259,999 shares underlying exercisable options.

(8)	Includes 259,999 shares underlying exercisable options.

(9)	Includes 43,333 shares underlying exercisable options.

(10)	Includes 954,998 shares underlying exercisable options.

PROPOSAL 1: ELECTION OF DIRECTORS
General
Six individuals will be elected at the Annual Meeting to serve as directors until the next annual meeting, each until their respective successors are duly elected and qualified. Shareholders may not cumulate their votes in the election of our directors. Our Board has nominated the six individuals listed below to serve until our 2021 Annual Meeting of Shareholders. All of the director nominees are currently serving on our Board. Certain individual qualifications and skills of our directors that contribute to our Board’s effectiveness as a whole are described below in each director’s biographical information below.
The persons appointed as proxies in the enclosed proxy card will vote such proxy “FOR” the persons nominated for election to our Board, except to the extent authority to vote is expressly withheld with respect to one or more nominees. If any nominee is unable to serve as a director for any reason, all shares represented by proxies pursuant to the enclosed proxy card, absent contrary instructions, will be voted for any substitute nominee designated by our Board.
Our Board recommends a vote “FOR” the election of each of the director nominees identified below.
Information About Director Nominees
The following table sets forth the names and ages, as of May 27, 2020, of our current directors, each of whom is a director nominee. Our directors are elected annually and serve one-year terms or until their death, resignation or removal.

Name	Age	Positions Held	Director Since
Peter H. Blum	63	Non-Executive Chairman	2000
Robert P. Capps	66	Director, Co-Chief Executive Officer, Executive Vice President of Finance and Chief Financial Officer	2004
William H. Hilarides	61	Director	2019
Robert J. Albers	79	Director	2008
Thomas S. Glanville	62	Director	2015
Marcus Rowland	68	Director	2015
Peter H. Blum has been a member of our Board since July 2000 and was elected Non-Executive Chairman of our Board on July 8, 2004. Mr. Blum is Co-Chief Executive Officer and Co-President of Ladenburg Thalmann & Co., Inc., an investment banking firm, where he has been employed since 2004. Prior to 2004, Mr. Blum was a senior investment banker with various Wall Street firms. Mr. Blum started his career with Arthur Young & Co. as a Certified Public Accountant and received a Bachelor of Business Administration degree from the University of Wisconsin-Madison. Mr. Blum has over 30 years of experience as an investment banker in the energy industry during which time he provided consultation and advice to a variety of companies. He also has extensive experience in financial and capital markets. Our Board believes that Mr. Blum’s experience supports its efforts in overseeing and advising on corporate strategy and financial matters, enabling him to effectively serve as a director on our Board.
Robert P. Capps has been a member of our Board since July 2004. In June 2006, Mr. Capps was appointed as our Executive Vice President and Chief Financial Officer. In September 2015, Mr. Capps was named to the additional position of Co-Chief Executive Officer. From July 1999 until May 2006, he was the Executive Vice President and Chief Financial Officer of TeraForce Technology Corporation, a publicly-held provider of defense electronics products. From 1996 to 1999, Mr. Capps was Executive Vice President and Chief Financial Officer of Dynamex, Inc., a NASDAQ-listed supplier of same-day transportation services. Prior to his employment with Dynamex, Mr. Capps was Executive Vice President and Chief Financial Officer of Hadson Corporation, a New York Stock Exchange-listed energy company. Mr. Capps was formerly with Arthur Young & Co. Mr. Capps holds a Bachelor of Accountancy degree from the University of Oklahoma. Mr. Capps has over 35 years of financial experience, including more than 20 years as chief financial officer for public companies, including ours. Our Board believes that Mr. Capps’ experience allows him to offer valuable perspectives on our corporate planning, budgeting, and financial reporting, thereby enabling him to effectively serve as a director on our Board.
Vice Admiral William H. Hilarides (retired) is a graduate of the U.S. Naval Academy and was commander of Naval Sea Systems Command ("NAVSEA") prior to his retirement in 2016. As NAVSEA commander, he oversaw a global workforce of more than 56,000 military and civilian personnel responsible for the development, delivery and maintenance of the Navy's ships, submarines and systems.  He held a number of other posts during his career, including director, Advanced Submarine Research and Development, program manager of the SSGN Program, program executive officer for submarines and commander of the nuclear submarine USS Key West. Our Board believes that this experience managing large complex organizations and knowledge of sophisticated marine technologies enables Mr. Hilarides to effectively serve as a director on our Board.

Robert J. Albers was appointed to our Board in January 2008 based on the recommendation of the Nominating Committee. Mr. Albers currently manages Bob Albers Consulting. From 2002 to 2016, Mr. Albers acted as Corporate Management Advisor to Sercel, Inc. From 1995 to 2002, he was Executive Vice President of Sercel, Inc. From 1990 to 1994, Mr. Albers served as Vice President and General Manager of Halliburton Geophysical Products. In 1982, he joined Geosource, Inc. and served as President and General Manager, Operations and Technology Group; from 1963 to 1982, he held various management and leadership roles at Chevron Oil Company. Mr. Albers holds a Bachelor of Science degree in Mining Engineering from Lehigh University. Mr. Albers has more than 30 years of experience as a manager and executive in the seismic industry. He possesses broad technical and financial expertise in the seismic industry. Our Board believes that Mr. Albers’ significant senior leadership and industry-specific experience enables him to effectively serve as a director on our Board.
Thomas S. Glanville was appointed to our Board in September 2015 based on the recommendation of the Nominating Committee. Mr. Glanville is the managing partner of Eschelon Advisors, LP, and affiliates, providing energy and private equity investment and advisory services. From 1999-2002, Mr. Glanville served as vice president of technology and new ventures for Reliant Energy, Inc., one of the world’s largest international energy services companies, and its affiliate, Reliant Resources, Inc. Mr. Glanville currently serves on the board of directors of the privately-held oil and gas exploration and production companies Crescent Pass Energy Holdings, L.L.C. and Strand Energy, L.L.C. and as Director and Chair of the Audit/Finance Committee of Itron, Inc., a publicly traded technology and services company dedicated to the resourceful use of energy and water. He also served as Chairman of the Texas Tri-Cities branch (Houston, Austin, San Antonio) of the National Association of Corporate Directors from 2011 to 2016. Mr. Glanville graduated with a Masters of Science degree in Mineral Economics from the Colorado School of Mines and holds a Bachelor of Arts degree in Economics from the University of Virginia. Our Board believes that Mr. Glanville’s operational and financial experience in various senior management positions and his experience as a director of a public company enable him to effectively serve as a director on our Board.
Marcus Rowland was appointed to our Board in September 2015 based on the recommendation of the Nominating Committee. Mr. Rowland is currently the Senior Managing Director and founding partner of IOG Capital, LP, an oil and gas investment company and is the Chairman of the Board of Silverbow Resources, Inc. Recently, Mr. Rowland served as the Chief Executive Officer at FTS International, Inc. (formally Frac Tech International, LLC). He served as the President and Chief Financial Officer of Frac Tech Services, LLC and Frac Tech International, LLC from November 2010 to May 2011. Mr. Rowland is the former Executive Vice President and Chief Financial Officer of Chesapeake Energy Corporation, where he worked for 18 years in roles of increasing levels of responsibility. Mr. Rowland served as Chief Operating Officer of Anglo-Suisse, LP from 1990 to 1993, assigned to the White Nights Russian Enterprise, a joint venture of Anglo-Suisse, LP and Phibro Energy Corporation, a major foreign operation which was granted the right to engage in oil and gas operations in Russia. Mr. Rowland currently serves on the Board of Directors of Warren Resources, a publicly-traded exploration and production company, Chaparral Energy, Inc. a publicly traded oil and gas company, and as non-executive Chairman of the Board of SilverBow Resources, Inc., as well as on several privately-held energy companies. Mr. Rowland holds a Bachelor’s degree from Wichita State University. Our Board believes that Mr. Rowland’s operational and financial experience in various senior management positions and his experience as a director of a public company enable him to effectively serve as a director on our Board.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth the names, ages and titles, as of May 27, 2020, of each of our executive officers. Our executive officers are elected annually by our Board and serve one-year terms or until their death, resignation or removal by our Board. There are no family relationships between any of our directors and executive officers. In addition, there are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any person was selected as a director or an executive officer, respectively.

Name	Age	Positions Held
Robert P. Capps	66	Co-Chief Executive Officer, Executive Vice President of Finance and Chief Financial Officer
Guy Malden	68	Co-Chief Executive Officer and Executive Vice President of Marine Systems
Mark A. Cox	60	Chief Accounting Officer and Vice President Finance and Accounting
In April 2020, Dennis P. Morris was appointed as our Vice President and Chief Operating Officer.
Robert P. Capps’ biographical information may be located under “Proposal 1: Election of Directors—Information About Director Nominees.”
Guy Malden has served as our Executive Vice President of Marine Systems since January 2004. In September 2015, Mr. Malden was named to the additional position of Co-Chief Executive Officer. Mr. Malden has over 40 years of experience in the geophysical industry and has been with Mitcham Industries, Inc. since 2002. From 1999 to 2002, he served as Vice President of Operations for American International Exploration Group. From 1993 to 1999, he served in various management capacities with several seismic equipment manufacturers, most notably Syntron, Inc. From 1975 to 1993, Mr. Malden served in various field and management capacities with Geophysical Service Inc./Halliburton Geophysical Services. Mr. Malden holds a degree in Marine Geology from Long Island University.
Mark A. Cox was appointed Chief Accounting Officer in May 2017. Mr. Cox joined Mitcham Industries, Inc. as Vice President Finance and Accounting in February 2017. Prior to joining Mitcham Industries, Inc., Mr. Cox was employed by Key Energy Services, Inc., an oilfield service company, where he served as Vice President, Controller and Principal Accounting Officer from March 2012 to October 2016, and Vice President, Tax, from October 2009 to March 2012. From December 2008 to September 2009, Mr. Cox served as Chief Financial Officer for Recon International, a privately-held company providing construction services to military and private organizations in Afghanistan. From August 1990 through November 2008, Mr. Cox held a variety of positions with BJ Services Company, including Director of Tax, Middle East Region Controller and Assistant Corporate Controller. He also worked in the tax practice of Arthur Andersen LLP from 1986 to 1990. Mr. Cox is a Certified Public Accountant (inactive) and holds a Bachelor of Accountancy degree from Houston Baptist University.
Dennis P. Morris was appointed Chief Operating Officer in April 2020. Mr. Morris has extensive global experience in the maritime defense technology sector serving in senior executive positions at L3Harris Technologies from April 2018 to November 2019, the CEO role at SAFE Boats International from June 2013 to October 2017 and the CEO role at Allen Vanguard Corp. from December 2010 to June 2013, in addition to various executive roles at BAE Systems in both the UK and the US. During his career, Mr. Morris has been recognized for his success in developing complex engineered systems and solutions that drove organic growth and global market share. He is a former U.S. Navy Submarine Officer, serving in active duty from 1983 to 1991 and retiring from the Naval reserves in 1999, and held several government management consulting roles during that time. Mr. Morris received his Bachelor of Science Electrical Engineering degree from the University of Houston in 1983 and his Master of Business Administration degree from Georgetown University in 1997.

EXECUTIVE COMPENSATION

We are currently considered a “smaller reporting company,” within the meaning of the Securities Act of 1933, for purposes of the Securities and Exchange Commission’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures regarding the compensation of our Named Executive Officers. Further, our reporting obligations extend only to the individuals serving as our principal executive officer and the two most highly compensated executive officers, following our principal executive officer. For fiscal 2020, our “Named Executive Officers” were:

Name	Position
Robert P. Capps	Co-Chief Executive Officer, Executive Vice President of Finance and Chief Financial Officer
Guy Malden	Co-Chief Executive Officer and Executive Vice President of Marine Systems
Mark A. Cox	Chief Accounting Officer and Vice President Finance and Accounting
Summary Compensation Table for Fiscal Year Ended January 31, 2020
The following table summarizes, with respect to our Named Executive Officers, information relating to the compensation earned for services rendered in all capacities during fiscal years 2019 and 2020.

Name and Principal Position	Fiscal Year Ended January 31	Salary	Option Awards(1)	All Other Compensation(2)	Total
		($)	($)	($)	($)
Robert P. Capps	2020	281,325	93,702	13,257	388,284
Co-Chief Executive Officer, Executive Vice President of Finance and Chief Financial Officer	2019	262,650	92,752	12,516	367,918
Guy Malden	2020	271,948	93,702	15,013	380,663
Co-Chief Executive Officer and Executive Vice President Marine Systems	2019	253,895	92,752	15,980	362,627
Mark A. Cox	2020	204,000	37,481	10,164	251,645
Chief Accounting Officer and Vice President Finance and Accounting	2019	200,000	37,101	10,010	247,111

(1)
This column includes the grant date fair value of the option awards granted to our Named Executive Officers in fiscal 2019 and 2020, computed in accordance with FASB ASC Topic 718 and determined without regard to estimated forfeitures. These amounts reflect our accounting valuation of these awards, and do not correspond to any actual value that may be recognized by our Named Executive Officers. The assumptions used in the calculation of these amounts are discussed in Note 17 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020. The fiscal 2020 option awards were granted on July 23, 2019 to Messrs. Capps, Malden and Cox. The fiscal 2019 option awards were granted on July 12, 2018 to Messrs. Capps, Malden and Cox. See “Executive Compensation--Narrative Disclosure to Summary Compensation Table--Long-Term Equity-Based Incentives” for a description of the material features of the option awards granted to our Named Executive Officers in fiscal 2019 and 2020.

(2)	The amounts reflected in the “All Other Compensation” column for the fiscal year ended January 31, 2020 consist of the following:

Name	Life Insurance Premiums	Automobile Costs(a)	401(k) Matching Contributions	Total
	($)	($)	($)	($)
Robert P. Capps	2,004	—	11,253	13,257
Guy Malden	2,004	2,131	10,878	15,013
Mark A. Cox	2,004	—	8,160	10,164

(a)	Automobile costs reflect the aggregate incremental cost to us of Mr. Malden's personal use of a company-owned automobile during fiscal 2020 which was determined by multiplying the Alternate Lease Value, as published by the Internal Revenue Service, by the percentage of personal use mileage for the year.

Narrative Disclosure to Summary Compensation Table
Base Salary
We provide our Named Executive Officers with an annual base salary to compensate them for services rendered to us during the year.
In addition to providing a base salary that the Compensation Committee considers to be competitive with the market, we determine base salaries based on the duties and responsibilities of each officer, retention concerns, and a desire to align the salary level of each of our Named Executive Officers to promote internal pay equity relative to our other officers. To that end, annual salary adjustments are based on the Compensation Committee’s analysis of many individual factors, including:

•	the responsibilities of the officer;

•	the period over which the officer has performed these responsibilities;

•	the scope, level of expertise and experience required for the officer’s position;

•	the strategic impact of the officer’s position;

•	the potential future contribution and demonstrated individual performance of the officer; and

•	the general economic environment in which we are currently operating.
In addition to individual factors listed above, the Compensation Committee considers our overall business performance, such as our net earnings, earnings before interest, taxes, depreciation and amortization (or EBITDA), sales growth and implementation of directives. While these metrics generally provide context for making base salary decisions, base salary decisions do not depend on the attainment of specific goals or performance levels, no specific weighting is given to any one factor over another and specific performance criteria or targets are not communicated to our Named Executive Officers. Base salaries are generally reviewed annually but are not automatically increased if the Compensation Committee believes that an award in other elements of compensation would be more appropriate in light of the Compensation Committee’s stated objectives.
Based on the methodology for determining base salary levels described above, in August 2019, the Compensation Committee restored a 15% base salary reduction that had been enacted in June 1, 2015.
In addition, Mr. Capps and Mr. Malden agreed to a 20% reduction in their base salaries effective May 1, 2020. This reduction is in recognition of the negative impact on the Company’s business and financial position arising from the COVID-19 pandemic.
Bonus Awards
Our annual cash bonus awards are designed to reward our Named Executive Officers for achieving specified performance results that are important to our operations and that contribute to the creation of shareholder value.
For fiscal 2020, the Compensation Committee determined that any cash bonuses would be contingent upon the Company achieving a minimum level of adjusted EBITDA. The Compensation Committee established a minimum level of adjusted EBITDA, which the Compensation Committee subsequently determined was not attained. Accordingly, no cash bonuses were awarded for fiscal 2020.
Long-Term Equity-Based Incentives
Our long-term equity-based incentive program is designed to give our Named Executive Officers a longer-term stake in the Company, act as a long-term retention tool and align the interests of our officers and shareholders by tying compensation to growth in shareholder value. To achieve these objectives, we have historically relied on a combination of grants of stock options and restricted stock, which are subject to vesting requirements and are made under the Stock Awards Plan; however, no restricted stock awards were granted in fiscal 2019 or 2020. In its considerations of whether or not to grant equity awards to our Named Executive Officers and, if equity awards are so granted, in its considerations of the type and size of the awards, the Compensation Committee considers the Company-level performance, the applicable officer’s performance, comparative share ownership by similarly situated executives of comparable companies, the amount of equity previously awarded to the applicable officer and the vesting schedule of outstanding awards. While there is no formal weighting of these elements, the Compensation Committee considers each in its analysis.
In July 2019, the Compensation Committee granted options to purchase 50,000 shares of common stock to each of Messrs. Capps and Malden and options to purchase 20,000 shares of common stock to Mr. Cox, in each case, with an exercise price of $4.19 per share, which was the closing stock price on the date of grant. The options vest in equal one-third increments on each of July 23, 2020, July 23, 2021 and July 23, 2022, subject to the applicable Named Executive Officer’s continued employment through each such vesting date.
Outstanding stock options granted to the Named Executive Officers under our Stock Awards Plan will become fully vested and exercisable upon a Named Executive Officer’s death or termination of employment due to disability or upon a change in control of the Company. Such options that become vested and exercisable due to death or disability will remain exercisable until the earlier to occur of (1) the end of the original ten-year term of the option or (2) the date that is one-year following the date of death or termination of employment due to disability, as applicable. Options that become vested and exercisable due to a change of control will remain exercisable for the remainder of the applicable ten-year term as provided under the option award agreement. Any outstanding stock options (whether vested or unvested) will be cancelled without payment if the Named Executive Officer is terminated for cause. If the Named Executive Officer is terminated for any reason other than cause, death or disability, (A) any unvested stock options will be cancelled without payment, and (B) any vested stock options will remain exercisable for the lesser of the original term of the option or the three-month period following the date of termination.
For purposes of the outstanding stock options granted to our Named Executive Officers under our Stock Awards Plan, “cause” generally means: (1) the Named Executive Officer acts dishonestly, and the direct or indirect consequence (or intended consequence) of such action is personal enrichment to that executive at the expense of the Company or any affiliate, (2) the Named Executive Officer is unwilling to perform his duties in a satisfactory manner (as determined in good faith by our Board) or (3) the Named Executive Officer fails to consistently perform his duties at a level that our Board has, by written notice, informed the officer is expected from him. A Named Executive Officer will be considered “disabled” if he becomes entitled to benefits under our long-term disability plan.
Pursuant to our Plan, a “change in control” for purposes of the stock options held by our Named Executive Officers means the occurrence of any of the following events:

•
we are not the surviving entity in any merger, consolidation or other reorganization with (or we survive only as a subsidiary of) an entity other than a previously wholly-owned subsidiary of the Company;

•	we sell, lease or exchange all or substantially all of our assets to a third party;

•	we dissolve or liquidate the Company;

•	any person or entity acquires ownership of our securities which represent 35% or more of the voting power of our then outstanding securities entitled to vote in the election of directors; or

•
a change in the composition of our Board where less than the majority of the directors are “incumbent directors.” An “incumbent director” is any director as of the date the Plan was adopted or, generally, any director who is elected to our Board after such time by the vote of at least a majority of the directors in place at the time of the Plan’s adoption.

Other Benefits
In addition to base salaries, annual cash incentives and long-term equity-based incentives, we provide the following forms of compensation to our Named Executive Officers:

•
Health, Welfare and Retirement Benefits.  Our Named Executive Officers are eligible to participate in our medical, dental, vision, disability insurance and life insurance programs to meet their health and welfare needs. This is a fixed component of compensation, and the same benefits are provided on a non-discriminatory basis to all of our employees in the U.S. In addition, our Named Executive Officers participate in our 401(k) retirement plan, which is available to all of our employees in the U.S. These benefits are provided to assure that we are able to maintain a competitive position in terms of attracting and retaining officers and other employees.

•
Perquisites and Other Personal Benefits.  We believe that the total mix of compensation and benefits provided to our Named Executive Officers is competitive, and perquisites should generally not play a large role in such officers’ total compensation. As a result, the perquisites and other personal benefits we provide to our Named Executive Officers are limited. We provide certain Named Executive Officers who are required as part of their job duties to drive considerable distances in order to visit existing and potential customers with the use of a company-owned automobile.

Employment, Severance or Change in Control Agreements

On September 11, 2017, we entered into employment agreements with Messrs. Capps and Malden. We entered into these employment agreements to ensure that our Co-CEOs will perform their roles for an extended period of time. The employment agreements have a two-year initial term which automatically renews and extends for a period of twelve months upon expiration of the initial term or any then-existing renewal term unless a written notice of nonrenewal is delivered by either party not less than 60 days prior to expiration of the then-existing term.
The employment agreements provide for an annualized base salary equal to $262,650 for Mr. Capps and $253,895 for Mr. Malden, subject to increase from time-to-time at the discretion of the Compensation Committee. In the event that Messrs. Capps’s or Malden’s employment is terminated by us without cause, or by the applicable executive for good reason, the applicable executive will, subject to such executive’s execution and non-revocation of a release of claims, be eligible to receive a severance payment in an amount equal to two times the sum of such executive’s annualized base salary then in effect plus the greater of (a) the amount of the bonus received by the executive for the most recently completed bonus year and (b) 25% of the executive’s annualized base salary then in effect.
Under the employment agreements, the following terms are generally defined as follows:

•
“cause” is deemed to exist if an executive: (1) engages in fraud, breach of fiduciary duty, theft or embezzlement against the Company or its affiliates, (2) willfully refuses to perform his duties, (3) materially breaches the confidentiality, non-competition or non-solicitation obligations under his employment agreement, (4) is convicted of, or pleads guilty to, a felony or crime involving moral turpitude, (5) engages in willful misconduct or gross negligence in the performance of his duties that could have a material adverse effect on the Company or, (6) materially breaches and violates the Companies policies pertaining to sexual harassment, discrimination or insider trading.

•
“good reason” is defined as: (1) a material reduction in the executive’s position, responsibilities or duties, (2) relocation of the geographic location of the executive’s place of employment by more than 50 miles, or (3) a material breach by the Company of any provision of the employment agreement; and

•	A “disability” will exist if the applicable executive is entitled to receive long-term disability benefits under the Company's disability plan.

The employment agreements also contain non-solicitation and non-compete provisions that are effective during the term of the employment agreement and for 24 months following the date of termination.

Results of Prior Year Advisory Vote on Executive Compensation and Fiscal 2020 Compensation Decisions
In determining the appropriateness of our executive compensation program, the Compensation Committee considers, among other things, the results of the prior year’s advisory vote on executive compensation (“say-on-pay”). At our fiscal 2019 Annual Meeting of Shareholders, the proposal to approve the compensation of our Named Executive Officers received the support of approximately 93.6% of our shareholders voting on the matter. The level of support was calculated based on votes in favor of the proposal divided by the sum of votes against the proposal plus votes in favor of the proposal.
In light of the favorable say-on-pay vote at our fiscal 2019 Annual Meeting of Shareholders, the Compensation Committee maintained a similar Named Executive Officer compensation structure for fiscal 2020 as in fiscal 2019, namely the following:

•	Increased the base salaries of Messrs Capps and Malden by 15% to our fiscal year ended January 31, 2016 levels.

•	Established minimum performance criteria for any cash bonuses related to fiscal 2020, which were not attained and resulted in no cash bonuses being paid for fiscal 2020.

•	Did not grant “full value” stock awards to Named Executive Officers in fiscal 2020.

Outstanding Equity Awards Value at Fiscal 2020 Year-End Table
The following table provides information concerning all equity awards granted to our Named Executive Officers that were outstanding as of January 31, 2020.
Outstanding Equity Awards as of January 31, 2020

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Robert P. Capps	5,000	—	6.40	5/27/2020
	60,000		5.00	5/27/2025
	60,000		2.80	1/12/2026
	60,000	30,000(1)	4.62	2/15/2027
	16,666	33,334(3)	3.79	7/12/2028
	—	50,000(4)	4.19	7/23/2029
Guy Malden	5,000	—	6.40	5/27/2020
	60,000		5.00	5/27/2025
	60,000		2.80	1/12/2026
	60,000	30,000(1)	4.62	2/15/2027
	16,666	33,334(3)	3.79	7/12/2028
	—	50,000(4)	4.19	7/23/2029
Mark A. Cox	20,000	10,000(2)	4.64	2/22/2027
	6,666	13,334(3)	3.79	7/12/2028
	—	20,000(4)	4.19	7/23/2029

(1)	The remaining unexercisable stock options granted on February 15, 2017 became exercisable as of February 15, 2020.

(2)	The remaining unexercisable stock options granted on February 22, 2017 became exercisable as of February 22, 2020.

(3)
The unexercisable stock options granted on July 12, 2018 will become exercisable as follows so long as the applicable executive remains employed through the applicable vesting date: one-half on July 12, 2020; and one-half on July 12, 2021.

(4)
The unexercisable stock options granted on July 23, 2019 will become exercisable as follows so long as the applicable executive remains employed through the applicable vesting date: one-third on July 23, 2020; one-third on July 23, 2021; and one-third on July 23, 2022.

DIRECTOR COMPENSATION
General
Each year, the Compensation Committee reviews the total compensation paid to our non-employee directors and the Non- Executive Chairman of our Board. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform our Board’s duties and to fairly compensate directors for their service. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the Compensation Committee considers: (1) the time and effort involved in preparing for Board, committee and management meetings and the additional duties assumed by committee chairs; (2) the level of continuing education required to remain informed of broad corporate governance trends and material developments and strategic initiatives within the Company; and (3) the risks associated with fulfilling their fiduciary duties.
The following table sets forth a summary of the compensation we paid to our non-employee directors during the fiscal year ended January 31, 2020. Mr. Capps, who is a full-time employee, received no compensation for serving as a director.
Director Compensation for the Fiscal Year Ended January 31, 2020

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Total
	($)	($)	($)	($)
Peter H. Blum, Non-Executive Chairman	125,000	59,700	89,149	273,849
Robert J. Albers	93,500	21,890	35,660	151,050
Thomas S. Glanville	71,000	21,890	35,660	128,550
Marcus Rowland	53,500	21,890	35,660	111,050
William H. Hilarides	60,000	21,725	70,381	152,106

(1)
This column includes the grant date fair value of the stock awards granted to our non-employee directors computed in accordance with FASB ASC Topic 718 and determined without regard to estimated forfeitures. These amounts reflect our accounting valuation of these awards. The assumptions used in the calculation of these amounts are discussed in Note 17 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020. The 2020 stock awards were granted on July 29, 2019 to Messrs. Blum, Albers, Glanville and Rowland, and on August 21, 2019 to Mr. Hilarides.

(2)
This column includes the grant date fair value of the option awards to our non-employee directors computed in accordance with FASB ASC Topic 718 and determined without regard to estimated forfeitures. These amounts reflect our accounting valuation of these awards, and do not correspond to the actual value that may be recognized by our non-employee directors. The assumptions used in the calculation of these amounts are discussed in Note 17 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020. The 2020 option awards were granted on July 29, 2019 to Messrs. Blum, Albers, Glanville and Rowland, and on August 21, 2019 to Mr. Hilarides. As of January 31, 2020, Messrs. Blum, Hilarides, Albers, Glanville and Rowland held a total of 153,000, 40,000, 121,000, 113,000 and 113,000 unexercised stock options, respectively.

Retainer and Fees
Pursuant to our summary of non-employee director compensation, adopted as of July 31, 2019 (the “Director Compensation Summary”), each non-employee director is eligible to receive an annual retainer of $32,000, plus the following supplemental cash retainers, as applicable:

Fiscal 2020
$
Annual retainers:
Non-executive chairman	50,000
Member of Audit Committee	7,500
Chairman of Audit Committee	8,500
Member of Compensation Committee	5,000
Chairman of Compensation Committee	6,000
Member of Nominating Committee	4,000
Chairman of Nominating Committee	4,000
Member of Strategic Planning Committee	10,000
Chairman of Strategic Planning Committee	30,000
Each Board meeting attended	3,500

Effective May 1, 2020, each of the members of the Board agreed to a 25% reduction in cash fees. This reduction is in recognition of the negative impact on the Company’s business and financial position arising from the COVID-19 pandemic.
Equity-Based Compensation
In addition to cash compensation, our non-employee directors are eligible, pursuant to the Director Compensation Summary and at the discretion of our full Board, to receive discretionary grants of stock options or restricted stock or any combination thereof under our equity compensation plans. For the fiscal year ended January 31, 2020, the Board granted our non-employee directors stock options and vested stock awards under our Stock Awards Plan. Specifically, on July 29, 2020, our Board granted 20,000 options to Messrs. Albers, Glanville and Rowland and 50,000 options to Mr. Blum, in each case, at an exercise price of $3.98. The options vest as follows: one-third on July 12, 2019, one-third on July 12, 2020 and one-third on July 12, 2021Additionally, our Board granted 5,500 shares of stock to each of Messrs. Albers, Glanville and Rowland and 15,000 options to Mr. Blum. The shares of stock vest as follows: one-third on July 29, 2020, one-third on July 29, 2021 and one-third on July 29, 2022. On August 21, 2019, our Board granted 40,000 options to Mr. Hilarides at an exercise price of $3.95. The options vest as follows: one-third on August 21, 2020, one-third on August 21, 2021 and one-third on August 21, 2022. Also, on August 21, 2019, our Board granted 5,500 shares of stock to Mr. Hilarides, the shares of stock vest as follows: one-third on August 21, 2020, one-third on August 21, 2021 and one-third on August 21, 2022.

PROPOSAL 2: REINCORPORATION OF THE COMPANY FROM THE STATE OF TEXAS TO
THE STATE OF DELAWARE
General
The Board has unanimously approved and recommends that the shareholders approve the reincorporation of the Company from the State of Texas to the State of Delaware (the “Reincorporation” or the “Reincorporation Proposal”). This approval and recommendation has been provided by the entire Board. The Company would affect the Reincorporation by merging with and into a newly formed wholly owned subsidiary of the Company incorporated under the laws of the State of Delaware (“Delaware Merger Sub” and the surviving entity in the Reincorporation, “MIND Technology”) pursuant to an agreement and plan of merger in form attached hereto as Appendix A (the “Agreement and Plan of Merger”). As part of the Reincorporation and to reflect the change in the Company’ business focus, the name of MIND Technology following the completion of the Reincorporation will become “MIND Technology, Inc.” Additionally, the authorized capital of the Company will be increased to 40,000,000 shares of common stock and 2,000,000 shares of preferred stock, from 20,000,000 shares of common stock and 1,000,000 shares of preferred stock which are currently authorized. At the effective time of the merger (the “Effective Time”), the Amended and Restated Certificate of Incorporation (including certificate of designations of 9.00% Series A Cumulative Preferred Stock) in the form attached hereto as Appendix B (the “Delaware Certificate of Incorporation”), and the Amended and Restated Bylaws in the form attached hereto Appendix C (the “Delaware Bylaws”), will govern MIND Technology. All descriptions of the Delaware Certificate of Incorporation and Delaware Bylaws are qualified by and subject to the more complete information set forth in those documents.
Upon the Effective Time:

(1)
The affairs of the Company will cease to be governed by Texas corporation laws and will become subject to Delaware corporation laws. See “Comparison of Shareholder Rights Before and After the Reincorporation” below.

(2)
The legal existence of the Company as a separate Texas corporation will cease and MIND Technology will continue with all of the rights, titles and interests of the Company, will continue with the same officers and directors of the Company, the rights of creditors of the Company will continue to exist as creditors of MIND Technology, and the shareholders of the Company will be the stockholders of MIND Technology.

(3)	Each outstanding share of our Common Stock will automatically be converted into one share of common stock, par value $0.01 per share, of MIND Technology (“MIND Technology Common Stock”).

(4)
Each outstanding option to purchase our common stock will automatically be converted into an option to purchase an identical number of shares of MIND Technology Common Stock at the same option price per share and upon the same terms and subject to the same conditions set forth in the applicable plan and related award agreement.

(5)
MIND Technology Common Stock will become issuable upon the vesting of the Company’s existing restricted shares and awards of restricted stock units upon the same terms and subject to the same conditions set forth in the applicable plan and related award agreement.

(6)	Each outstanding share of our preferred stock will automatically be converted into one share of preferred stock, par value $1.00 per share, of MIND Technology (“MIND Technology Preferred Stock”).

(7)
Our ticker symbols “MIND” and “MINDP” will remain unchanged as a result of the Reincorporation, and the MIND Technology Common Stock and MIND Technology Preferred Stock will trade under those respective symbols.

(8)
All of the Company’s employee benefit and incentive plans and arrangements will be assumed by MIND Technology upon the same terms and subject to the same conditions set forth in such plans and arrangements as before the Reincorporation.

The Reincorporation will become effective upon filing of certificates of merger with the Secretary of State of each of Delaware and Texas, which filings are expected to be made as soon as practicable after shareholder adoption of the Agreement and Plan of Merger. Pursuant to the terms of the Agreement and Plan of Merger, the Reincorporation may be abandoned by the Board at any time before the Effective Time (whether before or after approval by the Company’s shareholders). In addition, the Company and MIND Technology may amend the Agreement and Plan of Merger, the Delaware Certificate of Incorporation and Delaware Bylaws at any time before the Effective Time (whether before or after approval by the Company’s shareholders), provided that after approval by the Company’s shareholders, no amendment may be made that by law requires further approval by the Company’s shareholders without obtaining such further approval.
No regulatory approval (other than various filings with Secretary of State of Texas and Delaware discussed above) is required to effect the Reincorporation. The terms of the Reincorporation are described in more detail in the Agreement and Plan of Merger and all descriptions of the Reincorporation are qualified by and subject to the more complete information therein.
Reasons for the Reincorporation
The State of Delaware has been a leading jurisdiction in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law. Our Board believes that it is important for the Company to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based, and we believe that our shareholders will benefit from the responsiveness of Delaware corporate law to their needs. In addition, the Board believes that direct benefits that Delaware law provides to a corporation indirectly benefit our shareholders, who are our owners. Specifically, our Board believes that there are several benefits of the Reincorporation, as summarized below.
Access to Specialized Courts
Delaware has a specialized court of equity called the Court of Chancery that hears corporate law cases. The Delaware Court of Chancery operates under rules that are intended to ensure litigation of disputes in a timely and effective way, keeping in mind the timelines and constraints of business decision-making and market dynamics. The appellate process on decisions emanating from the Court of Chancery is similarly streamlined, and the justices of Delaware appellate courts tend to have substantial experience with corporate cases because of the relatively higher volume of these cases in the Delaware courts. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In contrast, Texas does not have a similar specialized court established to hear corporate law cases. Rather, disputes involving questions of Texas corporate law are either heard in law courts of general jurisdiction, alongside other civil cases, or, if federal jurisdiction exists, a federal district court. These courts hear many different types of cases, and the cases may be heard before judges or juries with limited corporate law experience. As a result, corporate law cases brought in Texas may not proceed as expeditiously as cases brought in Delaware and the outcomes in such courts may be less consistent and predictable.
Delaware has one of the most modern statutory corporation codes, which is revised regularly in response to changing legal and business needs of corporations. The Delaware legislature is particularly responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the Delaware corporate law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the Delaware corporate law will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under Texas law. In addition, Delaware case law provides a well-developed body of law defining the proper duties and decision making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions.
Enhanced Ability to Attract and Retain Directors and Officers
The Board believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board. The vast majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Texas law. The Board believes that the Reincorporation will enhance our ability to recruit and retain directors and officers. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.
We have provided a discussion of differences between the Delaware and Texas corporate laws below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.”
No Change in Business, Jobs, Physical Location, Etc.
The Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “-Comparison of Shareholder Rights Before and After the Reincorporation.” The Reincorporation Proposal will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation). Our management, including all directors and officers, will remain the same in connection with the reincorporation and will have identical positions with MIND Technology. None of the Company’s subsidiaries will be changing their respective states or jurisdictions of incorporation, or making any other changes, in connection with the Reincorporation. To the extent the Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Reincorporation. If a material consent cannot be obtained, the Company will not proceed with the Reincorporation. The Reincorporation will not otherwise affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of MIND Technology as a Delaware corporation. Because the Company’s corporate headquarters, management and employees are located in Houston, Texas, the Company’s status as a Delaware corporation physically located in Texas will require the Company to comply with reporting and tax obligations in Delaware. If the Reincorporation and increase in authorized capital are approved by our shareholders and effected, we will be required to pay approximately $200,000 annually in future Delaware franchise taxes. The Board has considered the additional franchise tax obligations, and believes that the benefits discussed above outweigh the additional costs.
Increase in Authorized Shares of Stock
If the Reincorporation Proposal is approved by the Company’s shareholders, then the number of the Company’s authorized shares will be 40,000,000 shares of common stock and 2,000,000 shares of preferred stock, which is an increase of 20,000,000 shares of common stock and 1,000,000 shares of preferred stock. The Board believes that the increase in authorized shares of common stock and preferred stock is necessary to allow the Company to have available shares to raise additional capital or to undertake transactions using the Company’s stock. As of April 30, 2020, the Company had 12,182,233 shares of common stock issued and outstanding, and 2,689,667 shares of common stock issuable upon the exercise of outstanding stock options granted under the Company’s share-based compensation plans, leaving the Company with 5,128,100 shares of authorized, but unissued, common stock. The Company currently has 994,046 shares of Series A Preferred Stock outstanding, leaving the Company with only 5,954 shares of authorized, but unissued, preferred stock. If the Reincorporation Proposal is not approved, the number of the Company’s authorized shares would remain 20,000,000 shares of common stock and 1,000,000 shares of preferred stock, and the Company will have limited ability to issue additional shares.
Our Board believes that having such additional authorized shares of common stock and preferred stock available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions could increase the overall value of the Company to its shareholders. There are certain advantages and disadvantages of an increase in our authorized common stock and preferred stock. The advantages include:

•	the ability to raise capital by issuing capital stock under the type of transactions described above, or other financing transactions; and

•	the availability of shares to pursue business expansion opportunities, if any.
The disadvantages include:

•
The issuance of authorized but unissued stock could be used to deter a potential takeover of our Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board’s desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price.

•
Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock or preferred stock that may be issued in the future, and therefore, future issuances of common stock or preferred stock may, depending on the circumstances, have a dilutive effect on the earnings per share, relative voting power and other interests of our existing shareholders.
The Board adopted an Anti-Takeover Policy to articulate the policy of not using the newly authorized preferred shares for anti-takeover measures without prior shareholder approval. Specifically the Anti-Takeover Policy provides that the Board will not, without prior shareholder approval, issue or use any of the newly authorized shares of preferred stock (i) for any defensive or anti-takeover purpose, (ii) for the purpose of implementing any shareholders rights plan or (iii) with features specifically intended to make any attempted acquisition of the Company more difficult or costly.
Comparison of Shareholder Rights Before and After the Reincorporation
The Reincorporation will effect some changes in the rights of the Company’s shareholders. This is as a result of differences between the Texas Business Organizations Code (“TBOC”) and the General Corporation Law of the State of Delaware (“DGCL”), as well as differences between each of the Company’s charter documents before and after the Reincorporation. Summarized below are the most significant differences between the rights of the Company’s shareholders before and after the Reincorporation. The differences between the current Amended and Restated Articles of Incorporation of the Company (the “Texas Articles of Incorporation”) and Third Amended and Restated Bylaws of the Company (the “Texas Bylaws”) and the proposed Delaware Certificate of Incorporation and Delaware Bylaws, as relevant to such rights, are noted within this summary. The summary below is not intended to be relied upon as an exhaustive list of all the differences or a complete description of the differences resulting from the Reincorporation. Furthermore, this summary is qualified in its entirety by reference to the DGCL, the Company’s existing Texas Articles of Incorporation and Texas Bylaws, the TBOC, and the Company’s proposed Delaware Certificate of Incorporation and Delaware Bylaws.

	Delaware	Texas
Business Combinations Statute
Unless its original certificate of incorporation provides that Section 203 does not apply to the corporation, DGCL Section 203 prohibits certain business combinations between a Delaware corporation and an “interested stockholder” for a period of three years after the time the interested stockholder acquired its stock.

“Interested stockholder” is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation.

Business combinations include: (i) certain mergers and consolidations, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company, and (iii) certain transactions that would result in the issuance or transfer of stock of a company, increase the interested stockholder’s proportionate share of ownership in a company, or grant the interested stockholder disproportionate financial benefits.

The DGCL provides an exception to this prohibition if: (i) the business combination or the transaction in which the stockholder became an interested stockholder is approved by that company’s board of directors prior to the time the interested stockholder became an interested stockholder, (ii) the interested stockholder acquired at least 85% of the voting stock of that company in the transaction in which it became an interested stockholder, or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or annual meeting (and not by written consent).

The proposed Delaware Certificate of Incorporation does not opt out of Section 203 opt out of Section 203.

Unless its articles of incorporation provide otherwise, the TBOC prohibits Texas public corporations from entering into certain (i) mergers, share exchanges and conversions, (ii) sales of assets, reclassifications and other transactions sales or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of a company, (b) the aggregate market value of the outstanding stock of a company or (c) the earning power or net income of a company on a consolidated basis, (iii) transactions that would result in the issuance or transfer of shares of a company to an affiliated shareholder, increase the affiliated shareholder’s proportionate share of ownership in a company or grant the affiliated shareholder disproportionate financial benefits, and (iv) liquidation proposals with an “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder, or (ii) the board of directors and two-thirds (or higher if specified in the articles of incorporation) of the unaffiliated shareholders approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership.

The existing Texas Articles of Incorporation and Bylaws do not address this issue.

	Delaware	Texas
Sales, Leases, Exchanges or Other Dispositions
A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by the board of directors and by a majority in voting power of the outstanding stock of the corporation entitled to vote thereon, but the certificate of incorporation may provide for a greater vote.

The proposed Delaware Certificate of Incorporation does not provide for a greater vote.

Generally, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote. No such approval is required, however, if the transaction is made in the usual and regular course of the corporation’s business. Under Texas law, the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed to be in the usual and regular course of its business.

The existing Texas Articles of Incorporation and Bylaws do not address this issue.

Approval of Mergers
Subject to certain exceptions, under Delaware law, mergers must be approved by the stockholders. When stockholder approval is required, the vote required is a majority in voting power of the outstanding stock of the corporation entitled to vote thereon, but the certificate of incorporation may provide for a greater vote of the corporation’s stockholders.

The proposed Delaware Certificate of Incorporation does not provide for a greater vote.

Under Texas law, any merger with a third party requires approval by two-thirds of the outstanding shares of the Texas corporation unless a different threshold, not less than a majority, is specified in the articles of incorporation.

The existing Texas Articles of Incorporation and Bylaws do not set forth a different approval standard.

	Delaware	Texas
Appraisal Rights
Under Delaware law, subject to exceptions for certain mergers and consolidations, stockholders who do not vote in favor of a merger or consolidation and otherwise comply with applicable statutory provisions are entitled to appraisal rights in connection with such merger or consolidation. Notwithstanding the foregoing, appraisal rights are not available in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange (the Company currently meets this condition by virtue of its listing on the NASDAQ Global Select Market) or if such stock is held of record by more than 2,000 stockholders. Even if appraisal rights would not otherwise be available under Delaware law in the cases described above, stockholders would still have appraisal rights if they are required by the terms of the agreement of merger and consolidation to accept for their stock anything other than:

(1) shares of stock of the surviving corporation or resulting corporation or depository receipts in respect thereof;

(2) shares of stock, or depository receipts in respect thereof, of any other corporation which shares (or depository receipts) at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders;

(3) cash in lieu of fractional shares or depository receipts; or

(4) a combination of such shares or depository receipts and such cash in lieu of fractional shares or depository receipts.

Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, or the sale of all or substantially all of the assets of the corporation.

Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A)  listed on a national securities exchange (the Company currently meets this condition by virtue of its listing on the NASDAQ Global Select Market); or

(B)  held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

	Delaware	Texas
The proposed Delaware Certificate of Incorporation does not include such a provision.
(A) ownership interest, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.

Shareholder Consent to Action Without a Meeting
Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of the stockholders can be taken without such meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were presented and voted.

The proposed Delaware Certificate of Incorporation does not prohibit action by written consent. The Proposed Delaware Bylaws require stockholders acting by written consent to give the company advance notice that they intend to do so.

Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.

The existing Texas Articles of Incorporation allow action by one or more written consents if such consent or consents, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were presented and voted.

	Delaware	Texas
Procedures for Filling Vacant Directorships
Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

The proposed Delaware Certificate of Incorporation and Delaware Bylaws provide that a vacancy may be filled by (a) the vote of holders of a majority of the outstanding shares entitled to vote thereon or (ii) the vote of a majority of the directors then in office, although less than a quorum of the board of directors. This is consistent with the existing Texas Articles of Incorporation.

Under Texas law, any vacancy occurring in the board of directors may, unless otherwise authorized by a corporation’s articles of incorporation, fill a vacancy or a newly created vacancy in a director position only: (i) by the affirmative vote of the majority of the directors then in office, even if less than a quorum, (ii) by the sole remaining director, or (iii) by the affirmative vote of the shareholders.

A directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

The existing Texas Articles of Incorporation provide that a vacancy may be filled by (a) the holders of a majority of the outstanding shares entitled to vote thereon at an annual or special meeting of shareholders called for that purpose, or (b) a majority of the remaining directors though less than a quorum of the board of directors.

Right to Call Meetings
Delaware law provides that meetings, including annual meetings, of the stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws.

The proposed Delaware Certificate of Incorporation and the Delaware Bylaws provide that, subject to the rights of the holders of preferred stock, special meetings of the stockholders may be called by a majority of the board of directors at any time, and are required to be called upon the written request of the holders of 10% of the voting power of the Company’s outstanding stock, consistent with the Texas law requirement.

Unless otherwise specified in the corporation’s articles of incorporation holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special shareholders’ meeting. The articles of incorporation may allow for annual meetings to be called by a number of shares greater than or less than 10%, but it may not set the required number of shares above 50%. The president, board of directors, or any other person authorized to call annual meetings by the articles of incorporation or bylaws of the corporation may also call special shareholders’ meetings.

The existing Texas Bylaws provide that special meetings of shareholders may be called by the president or the board of directors any time, and are required to be called upon the request of the holder(s) of not less than 10% of the outstanding shares of the Company entitled to vote at the meeting.

	Delaware	Texas
Voting by Proxy
Under Delaware law, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy shall not be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

Under Texas law, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is only valid for eleven months from its date unless otherwise provided in the proxy.

Charter Amendments
Delaware law provides that amendments to the certificate of incorporation must be approved by the board of directors and thereafter by holders of a majority in voting power of the corporation’s stock entitled to vote thereon, and a majority in voting power of each class entitled to a separate class vote, unless the certificate of incorporation provides for a greater vote. A separate class vote is provided for amendments to the certificate of incorporation changing the number of authorized shares of a class of stock (unless the certificate of incorporation provides otherwise), changing the par value of a class of stock, or adversely affecting the rights, powers and preferences of the class of stock.

The proposed Delaware Certificate of Incorporation does not alter the approval requirement for amendments under Delaware law.

Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the articles of incorporation.

The existing Texas Articles of Incorporation do not alter the approval requirement for amendments under Texas law.

Bylaw Amendments
Under Delaware law, stockholders of a corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If the corporation’s certificate of incorporation so provides, the corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.

The proposed Delaware Bylaws provide that the bylaws may be amended, repealed, altered or adopted (i) by stockholder action with the affirmative vote of the holders of at least a majority of the voting power of all the shares entitled to vote thereon or (ii) by the board of directors.

Generally, under Texas law, the board of directors may amend, repeal or adopt a corporation’s bylaws. However, a corporation’s articles of incorporation may reserve this power exclusively to a majority of the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw. Texas case law permits the corporation to increase the required threshold of shareholders necessary to amend the bylaws.

The existing Texas Bylaws allow for amendments of the Texas Bylaws by the Board, subject to amendment, repeal or adoption of new bylaws by action of the shareholders and unless the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the board of directors may not amend or repeal such bylaw.

	Delaware	Texas
Removal of Directors
Under Delaware law, subject to the exceptions discussed below, a holders of a majority in voting power of the corporation’s capital stock entitled to vote at an election of directors may remove a director with or without cause.

If the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed for cause, unless the corporation’s certificate of incorporation provides otherwise.

If a corporation uses cumulative voting and less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors. Where a corporation’s certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

The proposed Delaware Certificate of Incorporation allow the removal of directors with or without cause and with the approval of at least majority of the voting power of all the outstanding shares of capital stock entitled to vote thereon.

Under Texas law, subject to the exceptions discussed below or as otherwise provided by the articles of incorporation or bylaws of a corporation, the shareholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors.

If the corporation’s directors serve staggered terms, a director may not be removed except for cause unless the articles of incorporation provide otherwise.

If the articles of incorporation permit cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors. Where a corporation’s articles of incorporation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

The existing Texas Bylaws provide that directors may be removed at a meeting of shareholders duly called for the purpose of removal by the holders of a majority of the shares then entitled to vote at an election of directors or by unanimous written consent of the shareholders without a meeting.

Number of Directors
Delaware law provides that the number of directors will be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case the number of directors may be changed only by amendment of the certificate of incorporation.

The proposed Delaware Certificate of Incorporation and the Delaware Bylaws provide that the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Board.

Texas law provides that, after specifying the initial number of directors in the articles of incorporation, the number of directors will be set by or in the manner provided in the articles of incorporation or the bylaws.

The existing Texas Bylaws provide that the size of the board will be determined by the board of directors.

	Delaware	Texas
Inspection of Books and Records
Under Delaware law, any stockholder may inspect the corporation’s books and records upon written demand under oath stating the purpose of the inspection. If the corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Under Texas law, a shareholder may, upon written demand stating a proper purpose, inspect the books and records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

Distributions and Dividends
Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

The proposed Delaware Bylaws provide that dividends may be declared as provided by law.

Under Texas law, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation’s outstanding shares, (ii) a purchase or redemption, directly or indirectly, of its shares, or (iii) a payment in liquidation of all or a portion of its assets.

Under Texas law, a corporation may not make a distribution if such distribution violates its articles of incorporation or, unless the corporation is in receivership, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation.

The existing Texas Bylaws provide that distributions may be made as provided by law.

Stock Redemption and Repurchase
Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, any such purchase or redemption is subject to the restrictions on distributions discussed above.

	Delaware	Texas
Indemnification of Directors and Officers
The DGCL permits a corporation to indemnify present or former directors, officers, employees and agents and persons serving at the request of the corporation as officers, directors, employees or agents of another entity or employee benefit plan against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by the person in connection with an action, suit or proceeding, other than an action by or in the right of the corporation, to which such indemnifiable person may be a party, provided such indemnifiable person shall have acted in good faith and in a manner such person shall have reasonably believed to be in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, such person had no reasonable cause to believe such person’s conduct was unlawful. The termination of an action, suit or proceeding by judgment, order, settlement, conviction or plea of nolo contendere does not, of itself, create a presumption that the applicable standard of conduct has not been met.

In connection with an action by or in the right of the corporation against an indemnifiable person, the corporation has the power to indemnify such person for expenses (including attorneys’ fees) actually and reasonably incurred in connection with such suit (a) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, but (b) if such person is found liable to the corporation, only if ordered by a court of law. The DGCL does not authorize indemnification of judgments, fines, excise taxes or amounts paid in settlement in derivative actions.

The DGCL provides that such section is not exclusive of any other indemnification rights, which may be granted by a corporation to its indemnifiable persons, but under Delaware law such person’s conduct must generally meet the standard of conduct required by the DGCL.

The DGCL also permits a corporation to pay in advance the expenses incurrence by directors and officers in defending a proceeding brought against them in their capacities as such.

The proposed Delaware Bylaws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the corporation, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The existing Texas Articles of Incorporation provide for indemnification of directors (including advancement of expenses) to the extent permitted by applicable law.

	Delaware	Texas
Procedure for Indemnification
Delaware law provides that a determination that indemnification of a director or officer is appropriate must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by stockholder vote.

The proposed Delaware Bylaws do not address this issue.

Texas law provides that a determination that indemnification is appropriate must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum, (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent and is composed solely of one or more directors who are disinterested and independent, (iii) by special legal counsel selected by majority vote under (i) or (ii) above, (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent, or (v) by a unanimous vote of the shareholders of the corporation.

The existing Texas Articles of Incorporation and Texas Bylaws do not address this issue.

Mandatory Indemnification
Delaware law requires indemnification for expenses actually and reasonably incurred with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

Under Texas law, indemnification by the corporation for reasonable expenses actually incurred is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

Insurance
Delaware law allows a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person. This is so, regardless of whether the corporation would have the power to indemnify such person against that liability.

Under Delaware law, a corporation may also establish and maintain arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

Texas law is substantially the same as Delaware law for this issue.

	Delaware	Texas
Persons Covered	Delaware law permits the same indemnification rights to officers, employees and agents that it provides for directors.
Texas law expressly and separately addresses the indemnification of officers, employees and agents. The corporation may indemnify and advance expenses to an officer, employee or agent as provided by the corporation’s governing documents, general or specific action of the board of directors, resolution of the shareholders, contract, or common law. The corporation must indemnify an officer to the same extent as a director. The procedure for indemnification under Texas law summarized above need not be followed for officers, employees or agents.

Limited Liability of Directors
Delaware law permits the adoption of a provision in the certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director’s breach of the fiduciary duty of care.

Delaware law does not, however, permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its stockholders, (ii) failing to act in good faith, (iii) engaging in intentional misconduct or a knowing violation of law, (iv) obtaining an improper personal benefit from the corporation, or (v) declaring an illegal dividend or approving an illegal stock purchase or redemption.

The proposed Delaware Certificate of Incorporation eliminates the monetary liability of a director to the fullest extent permitted by applicable law.

Texas law permits a corporation to eliminate in its articles of formation all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director’s duties.

Texas law does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director obtains an improper benefit, or (iv) a violation of applicable statutes which expressly provide for the liability of a director.

The existing Texas Articles of Incorporation eliminate the monetary liability of a director to the extent permitted by applicable law.

Fiduciary Duties of Directors
Delaware imposes duties of care and loyalty on directors of Delaware corporations. If not rebutted, the business judgment rule provides a presumption that a director acted on an informed basis, in good faith, and in the honest belief that the action taken was in the best interests of the corporation. Delaware imposes liability upon directors who willfully or recklessly disregard their duties as directors so as to constitute an utter failure to carry out their fiduciary duties.

Directors of a Delaware corporation owe fiduciary duties both to the stockholders and the corporation.

Texas imposes duties of loyalty, care and obedience on directors of Texas corporations, but will generally not, absent fraud, impose liability upon a non-interested director unless the action challenged is outside of the expressed purpose of the corporation or inconsistent with an express limitation on authority.

Directors of a Texas corporation owe fiduciary duties only to the corporation.

	Delaware	Texas
Shareholder Rights Plans	Delaware courts have generally allowed the use of shareholder rights plans by a corporation if their adoption is reasonable in response to a reasonably identified threat posed.	Texas statutorily approves shareholder rights plans.

Considerations of Directors	Delaware does not have a statute stating what constituencies the board may consider when making decisions.	Texas corporate law includes statutory approval of directors considering both the long-term and short-term interests of the corporation and the shareholders.
Shareholder Actions
Under Delaware law, stockholders can bring both derivate actions on behalf of the corporation and direct claims on their own behalf or on behalf of a class of stockholders directly injured by the board’s actions. With respect to derivative actions, stockholders must either make a demand on the board to bring the action itself or alleging demand futility. Generally, lawsuits alleging breaches of fiduciary duties brought in Delaware state court are tried in the Court of Chancery without a jury.

Texas generally requires that lawsuits against directors be brought derivatively by the corporation only after making demand on the corporation’s board setting out the contours of the demand. Texas law may, in certain circumstances, such as in a proceeding determining liability of directors, allow for a jury trial.

Forum Selection
Delaware law permits corporations to include in their certificates of incorporation or bylaws a provision that confers exclusive jurisdiction on the courts of Delaware as to any internal corporate claims, which include derivative claims that are based upon breach of duties of a director or stockholder in such capacity and other matters for which the DGCL confers jurisdiction upon the Delaware courts.

The proposed Delaware Certificate of Incorporation makes this election regarding the Chancery Court’s exclusive jurisdiction to the maximum extent allowable.
Texas law does not have an authorizing statutory provision similar to the forum selection provision in the DGCL. The existing Texas Bylaws do not address forum selection.
Stock and Equity Incentive Awards
At the effective time of the Reincorporation, each outstanding share of Common Stock of the Company will automatically be converted into one share of MIND Technology Common Stock and each share of 9.00% Series A Cumulative Preferred Stock of the Company will be converted into one share of 9.00% Series A Cumulative Preferred Stock of MIND Technology. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the resulting Delaware corporation; however, after the Reincorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Continental Stock Transfer, the Company’s transfer agent, for cancellation and obtain a new certificate by contacting American Stock Transfer & Trust Company, LLC at 6201 15th Avenue, Brooklyn, New York 11219. MIND Technology will assume all of the Company’s obligations under any of the Company’s 1994 Stock Option Plan, 1998 Amended and Restated Stock Awards Plan, the 2000 Stock Option Plan, Mitcham Industries, Inc. Stock Awards Plan and the 1994 Non-Employee Director Plan and all other employee benefit plans (collectively, the “Mitcham Equity Plans”). Pursuant to the Agreement and Plan of Merger (i) each option to purchase shares of Common Stock of the Company granted under any of the Mitcham Equity Plan or otherwise will be converted into an option to purchase shares of MIND Common Stock, on substantially the same terms and conditions and (ii) each right of any kind, vested or unvested, contingent or accrued, to receive shares of Common Stock of the Company or benefits measured in whole or in part by reference to the value of Common Stock of the Company will, in each case, be converted into a substantially similar award for, or with respect to, shares of MIND Common Shares on substantially the same terms and conditions.
Federal Tax Consequences of the Reincorporation

The proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a tax-free reorganization, we believe that for federal income tax purposes no gain or loss will be recognized by the Company, MIND Technology or the shareholders of the Company who receive MIND Technology Common Stock for their Company Common Stock in connection with the Reincorporation and MIND Technology 9.00% Series A Cumulative Preferred Stock for their Company 9.00% Series A Cumulative Preferred Stock. The aggregate tax basis of MIND Technology Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the aggregate tax basis of the Company Common Stock converted into that MIND Technology Common Stock held by that shareholder as a capital asset at the time of the Reincorporation. Each shareholder’s holding period of the MIND Technology Common Stock received in the Reincorporation will include the holding period of the Company Common Stock converted into that MIND Technology Common Stock, provided the shares are held by such shareholder as a capital asset at the time of the Reincorporation.
This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, shareholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and shareholders are urged to consult their own tax advisors as to the consequences to them of the Reincorporation under all applicable tax laws.
This discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.
You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.
Securities Law Consequences
The shares of MIND Technology Common Stock to be issued in exchange for shares of Company Common Stock in the Reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act and on interpretations of Rule 145(a)(2) by the SEC to the effect that certain changes in the redomiciled corporation’s charter or bylaws in connection with the reincorporation that otherwise could be made only with the approval of shareholders does not render Rule 145(a)(2) inapplicable. After the Reincorporation, MIND Technology will be a publicly held company, MIND Technology Common Stock will continue to be listed on the NASDAQ Global Select Market under the symbol “MIND” and MIND Technology 9.00% Series A Cumulative Preferred Stock will continue to be listed on the NASDAQ Global Select Market under the symbol “MINDP” and MIND Technology] will file with the SEC and provide to its stockholders the same type of information that the Company has previously filed and provided. Shareholders, whose shares of Company Common Stock are freely tradable before the Reincorporation, will continue to have freely tradable shares of MIND Technology Common Stock. Shareholders holding restricted shares of Company Common Stock will have shares of MIND Technology Common Stock that are subject to the same restrictions on transfer as those to which their present shares of Company Common Stock are subject. In summary, MIND Technology and its shareholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and its shareholders prior to the Reincorporation.
Effect of Not Obtaining the Required Vote for Approval
If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in the State of Texas, operate under its current name and not have any change in its authorized shares.

OUR BOARD RECOMMENDS A VOTE “FOR” THE REINCORPORATION FROM THE STATE OF
TEXAS TO THE STATE OF DELAWARE, INCLUDING THE CHANGE OF ITS NAME AND INCREASE OF
ITS AUTHORIZED SHARES.

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
We are asking shareholders to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Based on the shareholder vote on the frequency of an advisory vote on executive compensation that took place at our 2018 Annual Meeting, our Board determined to hold the vote on executive compensation annually until the next shareholder vote on the frequency of such advisory vote.
We have designed our compensation programs to achieve the following principal objectives:

Objective	How Our Executive Compensation Program Achieves This Objective
Providing a competitive compensation package that attracts, motivates and retains qualified and highly-skilled officers that are key to our long-term success
We analyze compensation packages provided to the officers of other companies in our industry and with whom we compete for executive talent. Based on this analysis, we attempt to provide a base compensation package that is competitive with those companies.

Rewarding individual performance while ensuring a meaningful link between our operational performance and the total compensation received by our officers
We consider our overall financial performance and the performance of each individual when determining cash incentive awards, and did not pay annual cash bonus awards for fiscal 2020. A meaningful portion of incentive compensation consists of long-term equity awards.

Avoiding policies and practices that create risks that might have a material adverse effect on us
We do not award multi-year guaranteed bonuses or disproportionate equity grants that provide unlimited upside with no downside. We do not utilize specific performance metrics in determining compensation, other than setting a minimum EBITDA performance goal for payout of our fiscal 2020 cash bonuses, which was not attained.

Avoiding the creation of an environment that might cause undue pressure to meet specific financial goals
We do not use specific prospective financial targets in determining compensation awards, other than setting a minimum EBITDA performance goal for payout of our fiscal 2020 cash bonuses, which was not attained.

We do not engage in certain negative compensation practices, including the following: (1) the re-pricing of underwater stock options; (2) the provision of excessive perquisites; (3) the use of liberal change in control provisions; or (4) the provision of tax gross-ups. During the fiscal year ended January 31, 2020, our financial results were better than in the previous two years. In August 2019, the Compensation Committee restored a 15% base salary reduction for Messrs Capps and Malden that had been enacted in June 1, 2015. Effective May 1, 2020, Mr Capps and Mr. Malden agreed to a 20% reduction in their base salaries in recognition of the negative impact on the Company’s business and financial position arising from the COVID-19 pandemic.
We urge shareholders to read the “Executive Compensation” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, and to review the Summary Compensation Table and other related compensation tables and narratives, which provide detailed information regarding the compensation of our Named Executive Officers for fiscal 2020. The Compensation Committee and our Board believe that the policies and procedures articulated in the section titled “Executive Compensation” are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this proxy statement has contributed to our long-term success.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to adopt the following resolution at the 2020 Annual Meeting of Shareholders:
“RESOLVED, that the shareholders of Mitcham Industries, Inc. approve, on an advisory basis, the compensation of Mitcham Industries, Inc.’s Named Executive Officers in Mitcham Industries, Inc.’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular and narrative disclosure set forth in the section titled “Executive Compensation.”
This advisory vote, commonly referred to as a “say-on-pay” vote, is not binding on our Board or our Compensation Committee, will not overrule any decisions made by our Board or our Compensation Committee, or require our Board or its Compensation Committee to take any action. Although the vote is non-binding, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. In particular, to the extent there is any significant vote against our Named Executive Officers’ compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Our Board recommends a vote “FOR” the adoption of the advisory resolution approving the compensation of our Named Executive Officers.

PROPOSAL 4: RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Moss Adams LLP as our independent registered public accounting firm to conduct our audit for the fiscal year ending January 31, 2021.
The engagement of Moss Adams LLP has been recommended by the Audit Committee and approved by our Board. The Audit Committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020, and has recommended, and our Board has approved, their inclusion therein. See “Audit Committee Report” included elsewhere in this proxy statement.
Although shareholder ratification of the selection of Moss Adams LLP is not required, the Audit Committee and our Board consider it desirable for our shareholders to vote upon this selection. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of our shareholders and us.
One or more representatives of Moss Adams LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives of Moss Adams LLP are expected to be available to respond to appropriate questions.
Our Board recommends a vote “FOR” the ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021.

PROPOSAL 5: APPROVAL TO GRANT DISCRETIONARY AUTHORITY
TO CHAIRMAN OF THE BOARD TO ADJOURN THE 2020 ANNUAL
MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the Annual Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Annual Meeting may be made without notice, other than by the announcement made at the Annual Meeting, by approval of the affirmative vote of the holders of a majority of shares entitled to vote on this proposal at the Annual Meeting, present in person or represented by proxy and entitled to vote at the meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, for the purpose of soliciting additional proxies in favor of any of the Proposals 1 through 4. Upon approval of this proposal, the chairperson will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 5 to adjourn the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Required Vote
The affirmative vote of holders of a majority of shares entitled to vote on this proposal at the Annual Meeting present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. Brokers have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will be permitted to vote your shares in its discretion on this proposal. As a result, we do not expect any broker non-votes in connection with this proposal. Abstentions will have the same practical effect as a vote against this proposal.

Our Board recommends a vote “FOR” the approval to grant discretionary authority to the chairman of the board to adjourn the Annual Meeting if necessary to solicit additional proxies.

FEES AND EXPENSES OF MOSS ADAMS LLP
The following table sets forth the amount of audit fees, audit-related fees and tax fees billed or expected to be billed by Moss Adams LLP, our independent registered public accounting firms, for the fiscal years ended January 31, 2020 and January 31, 2019:

	2020	2019
Audit fees(1)	$395,078	$408,377
Total Fees	$395,078	$408,377

(1)	Includes the audit of our annual consolidated financial statements and the review of our Quarterly Reports on Form 10-Q.

There were no fees billed by Moss Adams LLP for fiscal years ended January 31, 2020 and January 31, 2019 that would constitute “Audit-Related Fees”, “Tax Fees” or “Other Fees
The Audit Committee also has approved a policy that requires committee pre-approval of the compensation and terms of service for audit services and any permitted non-audit services based on ranges of fees, and any changes in terms, conditions and fees resulting from changes in audit scope or other matters. Any proposed audit or non-audit services exceeding the pre-approved fee ranges require additional pre-approval by the Audit Committee or its chairman. All of the above fees were pre-approved pursuant to this policy.

AUDIT COMMITTEE REPORT
The Audit Committee was established to implement and to support oversight function of the Board of Directors with respect to the financial reporting process, accounting policies, internal controls and independent registered public accounting firm of Mitcham Industries, Inc.
The Board of Directors, in its business judgment, has determined that each of Messrs. Albers, Rowland, Hilarides and Glanville is an independent director, as that term is defined in Rule 5605 of the NASDAQ Marketplace Rules, and meets the Securities and Exchange Commission’s additional independence requirements for members of audit committees. In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and that Mr. Glanville has the necessary accounting and financial expertise to serve as chairman. The Board of Directors has determined that each of the members of the Audit Committee is an “audit committee financial expert” following a determination that they each met the criteria for such designation under the Securities and Exchange Commission’s rules and regulations.
In fulfilling its responsibilities, the Audit Committee:

•
reviewed and discussed the audited financial statements contained in Mitcham Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020 with management and the independent registered public accounting firm, Moss Adams LLP;

•
discussed with the independent registered public accounting firm the matters required under the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

•
received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed the independent registered public accounting firm’s independence with the firm; and

•	considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Mitcham Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020.
Respectfully submitted by the Audit Committee,
Thomas S. Glanville (Chairman)
Robert J. Albers
Marcus Rowland
William H. Hilarides

2020 ANNUAL REPORT
A copy of our 2020 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the fiscal year ended January 31, 2020, accompanies this proxy statement. Except for the financial statements included in the 2020 Annual Report that are specifically incorporated by reference herein, the 2020 Annual Report is not incorporated in this proxy statement and is not to be deemed part of this proxy soliciting material.
We have filed our Form 10-K for the fiscal year ended January 31, 2020 with the Securities and Exchange Commission. It is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and our website at www.mitchamindustries.com. Upon written request by a shareholder, we will mail, without charge, a copy of our Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such requests should be directed to our Corporate Secretary at Mitcham Industries, Inc., 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380-1187.
DELINQUENT SECTION 16(A) REPORTS

Based solely upon a review of reports on Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2020, reports on Form 5 and amendments thereto furnished to the Company with respect to fiscal 2020, and written representations from officers and directors that no Form 5 was required to be filed, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of more than 10% of the common stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with during fiscal 2020, except that, inadvertently, Robert J. Albers’ Form 4 reporting one transaction was filed late on December 26, 2019.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Pursuant to the Securities and Exchange Commission’s rules and regulations, shareholders interested in submitting proposals for inclusion in our proxy materials and for presentation at our 2021 Annual Meeting of Shareholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, shareholder proposals must be received by our Corporate Secretary at Mitcham Industries, Inc., 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380-1187 no later than [ ] to be eligible for inclusion in our proxy materials.
In addition to the requirements of Rule 14a-8, and as more specifically provided for in Sections 13 and 14 of our Bylaws, in order for a nomination of persons for election to our Board or a proposal of business to be properly brought before the 2021 Annual Meeting of Shareholders, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of our Board or by a shareholder entitled to vote and who complies with the notice procedures set forth in our Bylaws. A shareholder making a nomination for election to our Board or a proposal of business for the 2021 Annual Meeting of Shareholders must deliver proper notice to our Corporate Secretary not less than 70 days nor more than 100 days prior to the meeting, provided, however, that in the event that less than 30 days’ notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For additional information about shareholder nominations and proposals, see “Corporate Governance—Director Nomination Process.”
Detailed information for submitting shareholder proposals and director nominations is available upon written request to our Corporate Secretary at Mitcham Industries, Inc., 2002 Timberloch Place, Suite 400, The Woodlands, Texas 77380-1187.
PROXY MUST BE RECEIVED BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED OR ELECTRONICALLY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR BY PHONE AT 1-800-690-6903.    (continued and to be signed on reverse sid

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 27, 2020.
The Notice of Annual Meeting of Shareholders, our Proxy Statement for the Annual Meeting and our Annual Report to Shareholders for the fiscal year ended January 31, 2020 are available at
www.viewproxy.com/MitchamIndustries/2020

APPENDIX A
FORM OF
AGREEMENT AND PLAN OF MERGER

OF

MITCHAM INDUSTRIES, INC.
(a Texas corporation)

WITH AND INTO
MIND TECHNOLOGY, INC.
(a Delaware corporation)
RECITALS
WHEREAS, Mitcham Industries, Inc. (“Mitcham”) is a corporation duly organized and existing under the laws of the State of Texas;
WHEREAS, MIND Technology, Inc. (“MIND”) is a corporation duly organized and existing under the laws of the State of Delaware, and a direct wholly owned subsidiary of Mitcham;
WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions stated herein, Mitcham be merged with and into MIND, and that MIND be the surviving corporation of such merger (the “Merger”);
WHEREAS, the Merger will effectuate a reincorporation of Mitcham from the State of Texas to the State of Delaware (the “Reincorporation”);
WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code;
WHEREAS, the Board of Directors of MIND has (i) determined that the Merger is advisable, fair to, and in the best interests of MIND and its sole stockholder, (ii) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, in accordance with the terms and conditions set forth in this Agreement, pursuant to Section 252 of the General Corporation Law of the State of Delaware (the “DGCL”), and (iii) recommended that the sole stockholder of MIND approve the adoption of this Agreement and the transactions contemplated hereby, including the Merger;
WHEREAS, the Board of Directors of Mitcham has (i) determined that the Merger and the Reincorporation is advisable and in the best interest of Mitcham and its shareholders, (ii) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger and the Reincorporation, in accordance with the terms and conditions set forth in this Agreement, pursuant to Section 10.001 of the Texas Business Organizations Code (the “TBOC”) and (iii) submitted the adoption of this Agreement and the transactions contemplated hereby, including the Merger and the Reincorporation, to its shareholders for their consideration and approval;
WHEREAS, immediately prior to the Effective Time (as defined below), (i) the Certificate of Incorporation of MIND will be amended and restated to read in its entirety as set forth in Exhibit A and (ii)

the certificate of Designation for the 9.00% Series A Cumulative Preferred Stock of MIND attached hereto as Exhibit B will be effective; and
WHEREAS, immediately prior to the Effective Time, the Bylaws of MIND were amended and restated to read in their entirety as set forth in Exhibit C;
NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:
Section 1
Merger
1.1    In accordance with the DGCL and the TBOC, and subject to, and upon the terms and conditions of, this Agreement, at the Effective Time, Mitcham shall be merged with and into MIND, the separate corporate existence of Mitcham shall cease, and MIND will continue as the surviving corporation of the Merger (the “Surviving Corporation”). The name of the Surviving Corporation shall be “MIND Technology, Inc.”.
1.2    The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL and the TBOC. Without limiting the generality of the foregoing, and subject to Section 259 of the DGCL, at the Effective Time, the separate existence of Mitcham will cease, and MIND will possess all the rights, privileges, immunities, powers and franchises of a public as well as of a private nature, and be subject to all of the restrictions, disabilities and duties, of Mitcham; and all the rights, privileges, immunities, powers and franchises of Mitcham, and all property, whether real, personal or mixed, all stock registered in the name of Mitcham, and all debts due to Mitcham on whatever account, and all subscriptions and all choses in action of or belonging to Mitcham, will be vested in MIND; and all such property, rights, privileges, immunities, powers and franchises will be thereafter as effectually the property of MIND as they were of Mitcham, and the title to any real estate vested by deed or otherwise in Mitcham will not revert or be in any way impaired by reason of the Merger but will be vested in MIND; and all rights of creditors and all liens upon any property of Mitcham will be preserved unimpaired, and all debts, liabilities and duties of Mitcham will be preserved unimpaired, and all debts, liabilities and duties of Mitcham will attach to MIND and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against Mitcham may be prosecuted against MIND. All acts, plans, policies, agreements, arrangements, approvals and authorizations of Mitcham and its agents which were valid and effective immediately prior to consummation of the Merger will be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of MIND and will be as effective and binding thereon, in each case as the same were with respect to Mitcham.
Section 2
Conversion of Shares
2.1    At the Effective Time, by virtue of the Merger and without any action on the part of the parties hereto, the holders of any shares of capital stock of such parties, or any other person or entity:
(a)    Each share of Common Stock of MIND, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time, shall be cancelled and shall cease to exist, and no consideration shall be issued in respect thereof or in exchange therefor.

(b)    Each share of Common Stock of Mitcham, par value $0.01 per share, held in Mitcham’s treasury immediately prior to the Effective Time, shall be converted into one share of Common Stock of the Surviving Corporation, par value $0.01 per share, held in the Surviving Corporation’s treasury.
(c)    Each share of Common Stock of Mitcham, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time, shall be converted into one share of Common Stock of the Surviving Corporation, par value $0.01 per share.
(d)    Each share of 9.00% Series A Cumulative Preferred Stock of Mitcham, $1.00 par value per share, issued and outstanding immediately prior to the Effective Time, shall be converted into one share of 9.00% Series A Cumulative Preferred Stock of the Surviving Corporation, par value $1.00 per share.
Section 3
Exchange Mechanics
3.1    At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding shares of Common Stock or Preferred Stock of Mitcham (as applicable, a “Mitcham Certificate”) shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of Common Stock or Preferred Stock, as the case may be, of MIND into which the shares of Common Stock or Preferred Stock of Mitcham represented by such Mitcham Certificate immediately prior to the Effective Time have been converted pursuant to this Agreement. The registered holder of any Mitcham Certificate outstanding immediately prior to the Effective Time, as such holder appears in the books and records of Mitcham (or of the transfer agent in respect of the Common Stock and Preferred Stock of Mitcham), immediately prior to the Effective Time, shall, until such Mitcham Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the shares of Common Stock or Preferred Stock of Mitcham into which the shares of Common Stock or Preferred Stock, as the case may be, of Mitcham represented by any such Mitcham Certificate have been converted pursuant to this Agreement.
3.2    Each holder of a Mitcham Certificate shall, upon the surrender of such Mitcham Certificate to the Surviving Corporation (or the transfer agent in respect of the Common Stock or Preferred Stock of MIND, as the case may be) for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation (or the transfer agent in respect of the Common Stock or Preferred Stock, as the case may be), a certificate (a “MIND Certificate”) representing the number of shares of Common Stock or Preferred Stock of MIND, as the case may be, into which the shares of Common Stock or Preferred Stock represented by such Mitcham Certificate have been converted pursuant to this Agreement. If any such MIND Certificate is to be issued in a name other than that in which the Mitcham Certificate surrendered for exchange is registered, such exchange shall be conditioned upon (i) the Mitcham Certificate so surrendered being properly endorsed or otherwise in proper form for transfer and (ii) the person requesting such exchange either paying any transfer or other taxes required by reason of the issuance of the MIND Certificate in a name other than that of the registered holder of the Mitcham Certificate surrendered, or establishing to the satisfaction of the Surviving Corporation, or the transfer agent in respect of the Common Stock or Preferred Stock, as the case may be, that such tax has been paid or is not applicable.
3.3    Where no Mitcham Certificate has been issued in the name of a holder of shares of Common Stock or Preferred Stock of Mitcham, a “book entry” (i.e., a computerized or manual entry) shall be made in the shareholder records of the Surviving Corporation to evidence the issuance to such holder of an equal number of shares of Common Stock or Preferred Stock of MIND, as the case may be.

Section 4
Employee Benefit Plans
4.1    Effective as of the Effective Time, automatically and without any action on the part of the holder thereof: (i) each option to purchase shares of Common Stock of Mitcham granted under any of Mitcham’s 1994 Stock Option Plan, Mitcham’s 1998 Amended and Restated Stock Awards Plan, Mitcham’s 2000 Stock Option Plan, the Mitcham Industries, Inc. Stock Awards Plan, and Mitcham’s 1994 Non-Employee Director Plan and all other employee benefit plans of Mitcham (collectively, the “Mitcham Equity Plans”) or otherwise (each option so issued, a “Mitcham Option”) that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall cease to represent a right to acquire shares of Common Stock of Mitcham and shall be converted into an option to purchase shares of Common Stock of MIND, on substantially the same terms and conditions (including exercise price and vesting schedule) as applied to such Mitcham Option immediately prior to the Effective Time (each as so converted, a “MIND Option”) and (ii) each right of any kind, vested or unvested, contingent or accrued, to receive shares of Common Stock of Mitcham or benefits measured in whole or in part by reference to the value of Common Stock of Mitcham whether granted under the Mitcham Equity Plans or otherwise outstanding as of the Effective Time, other than Mitcham Options (each, a “Mitcham Stock-Based Award”), shall, in each case, be converted into a substantially similar award for, or with respect to, shares of Common Stock of MIND on substantially the same terms and conditions (including vesting schedule) as applied to such Mitcham Stock-Based Award immediately prior to the Effective Time (each as so converted, a “MIND Stock-Based Award”).
4.2    Prior to the Effective Time, Mitcham shall take all corporate action necessary to provide for the treatment of the Mitcham Options, the MIND Options, the Mitcham Stock-Based Awards and the MIND Stock-Based Awards as set forth in this Section 4.
4.3    A number of shares of the Surviving Corporation’s Common Stock and Series A Preferred Stock shall be reserved for issuance upon the exercise of options, warrants and stock purchase rights equal to the number of shares of Common Stock and Series A Preferred Stock of Mitcham so reserved immediately before the Effective Time.
Section 5
Effective Time
5.1    If the adoption of this Agreement is duly approved by the sole stockholder of MIND, and the Merger and the Reincorporation are duly approved by the shareholders of Mitcham, and this Agreement is not terminated in accordance with Section 8 hereof, (i) MIND shall execute and file a Certificate of Merger (the “Delaware Certificate of Merger”) with the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with the relevant provisions of, the DGCL; and (ii) Mitcham shall execute and file a Certificate of Merger (the “Texas Certificate of Merger” and, together with the Delaware Certificate of Merger, the “Certificates of Merger”) with the Secretary of State of the State of Texas in such form as required by, and executed in accordance with the relevant provisions of, the TBOC.
5.2    The Merger shall become effective upon the later filing of the Certificates of Merger or at such later time as specified in the Certificates of Merger (the date and time the Merger becomes effective being referred to herein as the “Effective Time”).
Section 6
Certificate of Incorporation, Certificate of Designations and By-Laws

6.1    The Amended and Restated Certificate of Incorporation of MIND, as amended, as it exists at the Effective Time shall remain in full force and effect after the Effective Time until altered or amended in accordance with its terms and the DGCL.
6.2    The Amended and Restated Bylaws of MIND as they exist at the Effective Time shall remain the bylaws of the Surviving Corporation until altered or amended in accordance with their terms and the DGCL.
Section 7
Directors and Officers
7.1    The parties shall take all actions necessary so that the directors and officers of Mitcham immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation immediately following the Effective Time until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation, as either may be in effect from time to time, or as otherwise provided by law.
Section 8
Amendment and Termination
8.1    At any time prior to the Effective Time, whether before or after approval of the adoption of this Agreement by the sole stockholder of MIND and/or the approval of the Merger and the Reincorporation by the shareholders of Mitcham, this Agreement may be amended, to the fullest extent permitted by applicable law, by an agreement in writing duly approved by the Board of Directors of each of MIND and Mitcham; provided, however, that after the adoption of this Agreement by the sole stockholder of MIND and/or the approval of the Merger and the Reincorporation by the shareholders of Mitcham, no amendment shall be made to this Agreement that by law requires further approval or authorization by the sole stockholder of MIND and/or the approval of the Merger and the Reincorporation by the shareholders of Mitcham, without such further approval or authorization.
8.2    At any time prior to the Effective Time, whether before or after approval of the adoption of this Agreement by the sole stockholder of MIND and/or the approval of the Merger and the Reincorporation by the shareholders of Mitcham, this Agreement and Plan of Merger may be terminated and abandoned by either the Board of Directors of MIND or the Board of Directors of Mitcham.
Section 9
Stockholder Vote
9.1    This Agreement will be submitted to a vote of the stockholders of the Mitcham for their consideration and adoption at a meeting of such stockholders in accordance with the provisions of Section 10.001 of the TBOC. In the event that this Agreement shall not be adopted by the requisite vote of the stockholders of Mitcham entitled to vote thereon, this Agreement shall thereupon terminate without further action of the parties hereto.
Section 10
Stock Exchange Listing

10.1    The parties hereto shall use their reasonable best efforts to cause the shares of Common Stock and Preferred Stock of MIND to be issued in the Merger to be approved for listing on The NASDAQ Stock Market LLC, subject to official notice of issuance, prior to the Effective Time.
Section 11
Miscellaneous
11.1    Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either Mitcham or MIND acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of Mitcham and MIND, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of Mitcham and MIND or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.
11.2    Further Assurances. From time to time, as and when required by MIND or by its successors and assigns, there will be executed and delivered on behalf of Mitcham such deeds and other instruments, and there will be taken or caused to be taken by MIND and Mitcham such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise in MIND the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Mitcham, and otherwise to carry out the purposes of this Agreement, and the officers and director of MIND will be fully authorized in the name and on behalf of Mitcham or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.
11.3    Governing Law. Except to the extent that the laws of the State of Texas mandatorily apply with respect to the internal affairs of Mitcham, this Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.
11.4    Entire Agreement. This Agreement constitutes the complete and entire agreement among the parties and constitutes the complete, final, and exclusive embodiment of their agreement with respect to the subject matter hereof.
11.5    Assignment; Binding Upon Successors and Assigns. Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
11.6    Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

11.7    Counterparts. This Agreement may be executed in counterparts with the same effect as if all parties have signed the same document and each such executed counterpart shall be deemed to be an original instrument. All executed counterparts together shall constitute one and the same instrument.
11.8    Facsimile or Electric Signatures. This Agreement may be executed and delivered by facsimile or other electronic transmission and upon such delivery the facsimile signature or other electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of MIND and Mitcham has caused this Agreement to be executed by a duly authorized officer, as of the ____ day of __________, 2020.

MIND TECHNOLOGY, INC.
(a Delaware corporation)

By:
Name:
Title:

MITCHAM INDUSTRIES, INC.
(a Texas corporation)

By:
Name:
Title:

APPENDIX B
FORM OF

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MIND TECHNOLOGY, INC.

MIND Technology, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, for the purpose of amending and restating the Corporation’s certificate of incorporation, does hereby certify the following:

1.	The name of the Corporation is MIND Technology, Inc.

2.
The Corporation was originally incorporated under the same name and the original certificate of incorporation was filed with the Secretary of State of the State of Delaware on [●], 2020 (the “Original Certificate”).

3.
This Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), which restates and integrates and also further amends the provisions of the Original Certificate was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of its sole stockholder in accordance with Section 228 of the General Corporation Law of the State of Delaware.

4.	The Original Certificate is hereby integrated, amended and restated to read in its entirety as follows:
ARTICLE I
NAME
SECTION 1.1.    Name. The name of the corporation is MIND Technology, Inc. (the “Corporation”).
ARTICLE II
REGISTERED AGENT
SECTION 2.1.    Registered Agent. The address of its registered office in the State of Delaware is [●]. The name of the Corporation’s registered agent at such address is [●].
ARTICLE III
PURPOSE
SECTION 3.1.    Purpose. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it currently exists or may hereafter be amended.
ARTICLE IV
CAPITALIZATION
SECTION 4.1.    Number of Shares. The total number of shares of stock that the Corporation shall have authority to issue is forty-two million (42,000,000) shares, comprised of two classes as follows: forty million (40,000,000) shares of common stock, par value one cent ($0.01) per share (the “Common Stock”), and two million (2,000,000) shares of preferred stock, par value one dollar ($1.00) per share (the “Preferred Stock”).
SECTION 4.2.    Provisions Relating to Preferred Stock.

(A)    Preferred Stock may be issued from time to time in one or more series, the shares of each series to consist of such number and to have such designations and powers, preferences, privileges and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Corporation (the “Board”) as hereafter prescribed (a “Preferred Stock Designation”).
(B)    Subject to any limitations prescribed by law and the rights of any series of the Preferred Stock then outstanding, if any, authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more series, and with respect to each series of Preferred Stock, to fix and state by the Preferred Stock Designation the number of shares and the designations and powers, preferences, privileges and rights, and qualifications, limitations and restrictions relating to each series of Preferred Stock, including, but not limited to, the following:
(1)    whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate series either alone or together with the holders of one or more other classes or series of stock;
(2)    the number of shares to constitute the series and the designation thereof;
(3)    restrictions on the issuance of shares of the same series or of any other series;
(4)    whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable or issuable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;
(5)    whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;
(6)    the dividend rate, if any, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;
(7)    the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;
(8)    whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes or series of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange or redemption may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(9)    such other powers, preferences, privileges and rights, and qualifications, limitations and restrictions with respect to any series as may to the Board seem advisable.
(C)    The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects.
SECTION 4.3.    Provisions Relating to Common Stock.
(A)    Except as may otherwise be provided in this Certificate of Incorporation, each share of Common Stock shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of Preferred Stock and any series thereof. Except as may otherwise be required by this Certificate of Incorporation (including any Preferred Stock Designation) or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all matters which the stockholders are entitled to vote, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters upon which the stockholders are entitled to vote, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders. Each holder of Common Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law on all matters put to a vote of the stockholders of the Corporation. Except as otherwise required in this Certificate of Incorporation (including any Preferred Stock Designation) or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, the holders of Common Stock and the Preferred Stock shall vote together as a single class).
(B)    Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to the DGCL.
(C)    No stockholder shall, by reason of the holding of shares of any class or series of capital stock of the Corporation, have any preemptive or preferential right to acquire or subscribe for any shares or securities of any class or series, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, unless specifically provided for herein or in a Preferred Stock Designation.
ARTICLE V
DIRECTORS
SECTION 5.1.    Generally. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
SECTION 5.2.    Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock then outstanding, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law or by resolution of the Board, be filled by the affirmative vote of (i) a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, or (ii) the holders of a majority of the outstanding shares entitled to vote thereon. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his predecessor unless otherwise determined by the Board. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.
SECTION 5.3.    Removal. Subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Certificate of Incorporation (including any Preferred Stock Designation thereunder), any director may be removed upon the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class in accordance with the DGCL, this Certificate of Incorporation and the bylaws of the Corporation.
SECTION 5.4.    Number. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Board. Unless and except to the extent that the bylaws of the Corporation so provide, the election of directors need not be by written ballot.
SECTION 5.5.    Preferred Stock Designations. During any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
ARTICLE VI
BYLAWS
SECTION 6.1.    Bylaws. In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the Board and shall be subject to such additional restrictions (which may include, without limitation, majority or supermajority stockholder approval to amend or repeal specifically enumerated provisions), if any, as are set forth in the Bylaws and in effect at such time. Stockholders shall also have the power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the bylaws of the Corporation may be adopted, altered, amended or repealed by the stockholders of the Corporation only by the affirmative vote of holders of not less than a majority of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class.

ARTICLE VII
STOCKHOLDER ACTION
SECTION 7.1.    Written Consents. Any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
ARTICLE VIII
SPECIAL MEETINGS
SECTION 8.1.    Special Meetings. Subject to the rights of the holders of preferred stock, special meetings of stockholders of the Corporation may be called (i) by the Board pursuant to a resolution adopted by the affirmative vote of a majority of the Board or (ii) by the Secretary, following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 8.1 from stockholders of record who own, in the aggregate, at least 10% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board.

ARTICLE IX
LIMITATION OF DIRECTOR LIABILITY
SECTION 9.1.    Limitation of Director Liability. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists or may hereafter be amended. Any amendment, repeal or modification of this Article IX shall be prospective only and shall not affect any limitation on liability of a director for acts or omissions occurring prior to the date of such amendment, repeal or modification.
ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION
SECTION 10.1.    Amendments. The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate of Incorporation, from time to time, to amend this Certificate of Incorporation or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Certificate of Incorporation or any amendment hereof are subject to such right of the Corporation.
ARTICLE XI
FORUM SELECTION
SECTION 11.1.    Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, (A) the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its current or former directors, officers or employees or agents arising pursuant to any provision of the DGCL, this Certificate of Incorporation or bylaws of the Corporation, or (iv) any action asserting a claim against the Corporation, its current or former directors, officers or employees or agents governed by the internal affairs doctrine, except as to each of (i) through (iv) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or over which the Court of Chancery does not have subject matter jurisdiction, and (B) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.
SECTION 11.2.    Stockholder Consent to Personal Jurisdiction. To the fullest extent permitted by law, if any action the subject matter of which is within the scope of Section 11.1 above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (A) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 11.1 above (an “FSC Enforcement Action”) and (B) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
SECTION 11.3.    Severability. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation as of ___________, 2020.

MIND TECHNOLOGY, INC.

By:
Name:
Title:

FORM OF
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF
MIND TECHNOLOGY, INC.
OF
9.00% SERIES A CUMULATIVE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

MIND Technology, Inc., a Delaware corporation (the “Company”), hereby certifies that the following resolution was adopted by the Board of Directors of the Company (the “Board of Directors”) pursuant to the authority of the Board of Directors as required by Section 151 of the General Corporation Law of the State of Delaware.
RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Board of Directors hereby authorizes a series of the Company’s previously authorized Preferred Stock, par value one dollar ($1.00) per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:
1.Designation and Amount. The shares of such series of Preferred Stock shall be designated as “9.00% Series A Cumulative Preferred Stock” (the “Series A Preferred Stock”) and the number of shares initially constituting such series shall be 994,046 shares; provided, however, that Series A Preferred Stock shall include, where the context so requires, at times prior to the filing of this Certificate of Designations, Preferences and Rights, the 9.00% Series A Cumulative Preferred Stock issued by Mitcham Industries, Inc., the predecessor in interest of the Company, and the initial issuer of the Series A Preferred Stock.
2.    No Maturity, Sinking Fund, Mandatory Redemption. The Series A Preferred Stock has no stated maturity and will not be subject to any sinking fund or mandatory redemption, and will remain outstanding indefinitely unless (i) the Company decides to redeem or otherwise repurchase the Series A Preferred Stock or (ii) the Series A Preferred Stock becomes convertible and is actually converted pursuant to Section 7 hereof. The Company is not required to set aside funds to redeem the Series A Preferred Stock.
3.    Ranking. The Series A Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Company, (i) senior to all classes or series of the Company’s Common Stock, par value one cent ($0.01) per share (the “Common Stock”), and to all other equity securities issued by the Company other than equity securities referred to in clauses (ii) and (iii) of this Section 3; (ii) on parity with all equity securities issued by the Company with terms specifically providing that those equity securities rank on parity with the Series A Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of the Company; (iii) junior to all equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Series A Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of the Company; and (iv) effectively junior to all existing and future indebtedness (including indebtedness convertible into our Common Stock or Preferred Stock) of the Company and to any

indebtedness and other liabilities of (as well as any preferred equity interest held by others in) existing subsidiaries of the Company. The term “equity securities” shall not include convertible debt securities.
4.    Dividends.
(a) Holders of shares of the Series A Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Company legally available for the payment of dividends, cumulative cash dividends at the rate of nine percent (9.00%) on Twenty-Five Dollars ($25.00) per share of the Series A Preferred Stock per annum (equivalent to Two Dollars and Twenty-Five Cents ($2.25) per annum per share). Dividends on the Series A Preferred Stock shall accrue daily and shall be cumulative from, and including, June 3, 2016 (the “Original Issue Date”) and shall be payable quarterly in arrears on or about the last day of January, April, July and October of each year, beginning on August 1, 2016 (each, a “Dividend Payment Date”); provided that if any Dividend Payment Date is not a Business Day (as defined below), then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date and no interest, additional dividends or other sums will accumulate on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. Any dividend payable on the Series A Preferred Stock, including dividends payable for any partial dividend period, will be computed on the basis of a three hundred and sixty (360) day year consisting of twelve thirty (30) day months. Dividends will be payable to holders of record as they appear in the stock records of the Company for the Series A Preferred Stock at the close of business on the applicable record date, which shall be the fifteenth (15th) day of January, April, July and October of each year, whether or not a Business Day, in which the applicable Dividend Payment Date falls (each, a “Dividend Record Date”). The dividends payable on any Dividend Payment Date shall include dividends accumulated to, but not including, such Dividend Payment Date.
(b) No dividends on shares of Series A Preferred Stock shall be authorized by the Board of Directors, or paid or set apart for payment by the Company at any time when the terms and provisions of any agreement of the Company, including any agreement relating to any indebtedness of the Company, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.
(c) Notwithstanding anything to the contrary contained herein, dividends on the Series A Preferred Stock will accumulate whether or not the Company has earnings, whether or not there are funds legally available for the payment of those dividends and whether or not those dividends are declared by the Board of Directors. No interest, or sum in lieu of interest, will be payable in respect of any dividend payment or payments on the Series A Preferred Stock which may be in arrears, and holders of the Series A Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described in Section 4(a). Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to the Series A Preferred Stock.
(d) Except as provided in Section 4(e), unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, (i) no dividends (other than in shares of Common Stock or in shares of any series of Preferred Stock that the Company may issue ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up) shall be declared or paid or set aside for payment upon shares of Common Stock or Preferred Stock that the Company may issue ranking junior to or on a parity with the Series A Preferred Stock as to the payment of dividends, or upon liquidation, dissolution, or winding up, (ii) no other distribution shall be declared or made upon shares of Common Stock or Preferred Stock that the Company may issue ranking junior to or on a parity with the Series A Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up, and (iii) any shares of Common Stock and Preferred Stock that the Company may issue ranking junior to, or on a parity with the Series A Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up, shall not be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Company (except by conversion into or exchange for other capital stock of the Company that it may issue ranking junior to the Series A Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up).
(e) When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and upon the shares of any other series of Preferred Stock that the Company may issue ranking on a parity as to the payment of dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other series of Preferred Stock that the Company may issue ranking on parity as to the payment of dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other series of Preferred Stock that the Company may issue shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of Preferred Stock that the Company may issue (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.
(f) “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.
5.    Liquidation Preference.
(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock will be entitled to be paid out of the assets the Company has legally available for distribution to its stockholders, subject to the preferential rights of the holders of any class or series of capital stock of the Company that it may issue ranking senior to the Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference of Twenty-Five Dollars ($25.00) per share plus an amount equal to any accumulated and unpaid dividends to, but not including, the date of payment, before any distribution of assets is made to holders of Common Stock or any other class or series of capital stock of the Company that it may issue that ranks junior to the Series A Preferred Stock as to liquidation rights. The liquidation preference shall be proportionately adjusted in the event of a stock split, stock combination or similar event so that the aggregate liquidation preference allocable to all outstanding shares of Series A Preferred Stock immediately prior to such event is the same immediately after giving effect to such event.
(b) In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Company are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Company that it may issue ranking on a parity with the Series A Preferred Stock in the distribution of assets, then the holders of the Series A Preferred Stock and all other such classes or series of capital stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

(c) Holders of Series A Preferred Stock will be entitled to written notice of any such liquidation, dissolution or winding up no fewer than thirty (30) days and no more than sixty (60) days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Company. The consolidation or merger of the Company with or into any other corporation, trust or entity or of any other entity with or into the Company, or the sale, lease, transfer or conveyance of all or substantially all of the property or business the Company, shall not be deemed a liquidation, dissolution or winding up of the Company.
6.    Redemption.
(a) The Series A Preferred Stock is not redeemable by the Company prior to June 8, 2021, except as described in this Section 6.
(b) Optional Redemption Right. On and after June 8, 2021, the Company may, at its option, upon not less than thirty (30) nor more than sixty (60) days’ written notice, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of Twenty-Five Dollars ($25.00) per share, plus any accumulated and unpaid dividends thereon to, but not including, the date fixed for redemption. If the Company elects to redeem any shares of Series A Preferred Stock as described in this Section 6(b), it may use any available cash to pay the redemption price, and it will not be required to pay the redemption price only out of the proceeds from the issuance of other equity securities or any other specific source.
(c) Special Optional Redemption Right. Notwithstanding anything to the contrary contained in Section 6(a), upon the occurrence of a Change of Control (as hereinafter defined), the Company may, at its option, upon not less than thirty (30) nor more than sixty (60) days’ written notice, redeem the Series A Preferred Stock, in whole or in part, within one hundred and twenty (120) days after the first date on which such Change of Control occurred, for cash at a redemption price of Twenty-Five Dollars ($25.00) per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date. If, prior to the Change of Control Conversion Date (as hereinafter defined), the Company has provided notice of its election to redeem some or all of the shares of Series A Preferred Stock pursuant to this Section 6, the holders of Series A Preferred Stock will not have the Change of Control Conversion Right (as hereinafter defined) with respect to the shares called for redemption. If the Company elects to redeem any shares of Series A Preferred Stock as described in this Section 6(c), it may use any available cash to pay the redemption price, and it will not be required to pay the redemption price only out of the proceeds from the issuance of other equity securities or any other specific source.
(d) A “Change of Control” is deemed to occur when, after the Original Issue Date, the following have occurred and are continuing: (i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Company entitling that person to exercise more than fifty percent (50%) of the total voting power of all stock of the Company entitled to vote generally in the election of directors of the Company (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and (ii) following the closing of any transaction referred to in clause (i), neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE MKT LLC (the “NYSE MKT”) or the Nasdaq

Stock Market, LLC (“Nasdaq”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or Nasdaq.
(e) In the event the Company elects to redeem Series A Preferred Stock, the notice of redemption will be mailed by the Company, postage prepaid, not less than thirty (30) days nor more than sixty (60) days prior to the redemption date, to each holder of record of Series A Preferred Stock called for redemption at such holder’s address as it appears on the stock transfer records of the Company and shall state: (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed; (iii) the redemption price; (iv) the place or places where certificates (if any) for the Series A Preferred Stock are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accumulate on the redemption date; (vi) whether such redemption is being made pursuant to Section 6(b) or Section 6(c); (vii) if applicable, that such redemption is being made in connection with a Change of Control and, in that case, a brief description of the transaction or transactions constituting such Change of Control; and (viii) if such redemption is being made in connection with a Change of Control, that the holders of the shares of Series A Preferred Stock being so called for redemption will not be able to tender such shares of Series A Preferred Stock for conversion in connection with the Change of Control and that each share of Series A Preferred Stock tendered for conversion that is called, prior to the Change of Control Conversion Date (as defined below), for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date. If less than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.
(f) Holders of Series A Preferred Stock to be redeemed shall surrender the Series A Preferred Stock at the place designated in the notice of redemption and shall be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender.
(g) If notice of redemption of any shares of Series A Preferred Stock has been given and if the Company irrevocably sets aside the funds necessary for redemption in trust for the benefit of the holders of the shares of Series A Preferred Stock so called for redemption, then from and after the redemption date (unless the Company shall default in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accumulate on those shares of Series A Preferred Stock, those shares of Series A Preferred Stock shall no longer be deemed outstanding and all rights of the holders of those shares will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption.
(h) If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.
(i) If less than all of the outstanding Series A Preferred Stock is to be redeemed, the Series A Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method the Company shall determine.
(j) In connection with any redemption of Series A Preferred Stock, the Company shall pay, in cash, any accumulated and unpaid dividends to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series A Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided in this Section 6(j), the Company will make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of the Series A Preferred Stock to be redeemed.
(k) Unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed, and the Company shall not purchase or otherwise acquire directly or indirectly any shares of Series A Preferred Stock (except by exchanging it for its capital stock ranking junior to the Series A Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up); provided, however, that the foregoing shall not prevent the purchase or acquisition by the Company of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.
(l) Subject to applicable law, the Company may purchase shares of Series A Preferred Stock in the open market, by tender or by private agreement. Any shares of Series A Preferred Stock that the Company acquires may be retired and re-classified as authorized but unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock.
7.    Conversion Rights. The shares of Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Company, except as provided in this Section 7.
(a) Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date, the Company has provided notice of its election to redeem some or all of the shares of Series A Preferred Stock held by such holder pursuant to Section 6, in which case such holder will have the right only with respect to shares of Series A Preferred Stock that are not called for redemption) to convert some or all of the shares of Series A Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of shares of Common Stock per share of Series A Preferred Stock (the “Common Stock Conversion Consideration”) equal to the lesser of: (i) the quotient obtained by dividing (x) the sum of the Twenty-Five Dollars ($25.00) liquidation preference per share of Series A Preferred Stock plus the amount of any accumulated and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Record Date and prior to the corresponding Dividend Payment Date for the Series A Preferred Stock, in which case no additional amount for such accumulated and unpaid dividend will be included in this sum) by (y) the Common Stock Price (as defined below) (such quotient, the “Conversion Rate”); and (ii) Twenty-Five Dollars ($25.00), which we refer to as the “Share Cap,” subject to adjustments provided in Section 7(a) below.
(b) The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Common Stock to existing holders of Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to Common Stock as follows: the adjusted Share Cap as the result of a Share Split will be the number of shares of Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split. For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Common Stock (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable or deliverable, as applicable, in connection with the exercise of the Change of Control

Conversion Right will not exceed 24,851,150 shares of Common Stock (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”). The Exchange Cap is subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustment to the Share Cap.
(c) The “Change of Control Conversion Date” is the date the Series A Preferred Stock is to be converted, which will be a Business Day selected by the Company that is no fewer than twenty (20) days nor more than thirty-five (35) days after the date on which it provides the notice described in Section 7(h) to the holders of Series A Preferred Stock.
(d) The “Common Stock Price” is (i) if the consideration to be received in the Change of Control by the holders of Common Stock is solely cash, the amount of cash consideration per share of Common Stock, or (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash (x) the average of the closing sale prices per share of Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices per share or, if more than one in either case, the average of the average closing bid and the average closing ask prices per share) for the ten (10) consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred as reported on the principal U.S. securities exchange on which Common Stock is then traded, or (y) the average of the last quoted bid prices for Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization for the ten consecutive trading days immediately preceding, but not including, the date on which such Change of Control occurred, if Common Stock is not then listed for trading on a U.S. securities exchange.
(e) In the case of a Change of Control where Common Stock is or will be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of Series A Preferred Stock will receive upon conversion of such Series A Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”). The Common Stock Conversion Consideration or the Alternative Conversion Consideration, whichever shall be applicable to a Change of Control, is referred to as the “Conversion Consideration.”
(f) If the holders of Common Stock have the opportunity to elect the form of consideration to be received in the Change of Control, the Conversion Consideration in respect of such Change of Control will be deemed to be the kind and amount of consideration actually received by holders of a majority of the outstanding shares of Common Stock that made or voted for such an election (if electing between two types of consideration) or holders of a plurality of the outstanding shares of Common Stock that made or voted for such an election (if electing between more than two types of consideration), as the case may be, and will be subject to any limitations to which all holders of Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in such Change of Control.
(g) No fractional shares of Common Stock upon the conversion of the Series A Preferred Stock in connection with a Change of Control will be issued. Instead, the Company will make a cash payment equal to the value of such fractional shares based upon the Common Stock Price used in determining the Common Stock Conversion Consideration for such Change of Control.
(h) Within fifteen (15) days following the occurrence of a Change of Control, provided that the Company has not then exercised its right to redeem all shares of Series A Preferred Stock under Section 6, the Company will provide to holders of Series A Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right, which notice shall be delivered to the holders of record of the shares of the Series A Preferred Stock at their addresses as they appear on the stock transfer records of the Company and shall state: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series A Preferred Stock may exercise their Change of Control Conversion Right; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date; (vi) that if, prior to the Change of Control Conversion Date, the Company has provided notice of its election to redeem all or any shares of Series A Preferred Stock, holders will not be able to convert the shares of Series A Preferred Stock called for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series A Preferred Stock; (viii) the name and address of the paying agent, transfer agent and conversion agent for the Series A Preferred Stock; (ix) the procedures that the holders of Series A Preferred Stock must follow to exercise the Change of Control Conversion Right (including procedures for surrendering shares for conversion through the facilities of a Depositary (as defined below)), including the form of conversion notice to be delivered by such holders as described below; and (x) the last date on which holders of Series A Preferred Stock may withdraw shares surrendered for conversion and the procedures that such holders must follow to effect such a withdrawal.
(i) The Company shall also issue a press release containing such notice provided for in Section 7(h) for publication on any of Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), and post a notice on its website, in any event prior to the opening of business on the first Business Day following any date on which it provides the notice provided for in Section 7(h) to the holders of Series A Preferred Stock.
(j) To exercise the Change of Control Conversion Right, the holders of Series A Preferred Stock will be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) representing the shares of Series A Preferred Stock to be converted, duly endorsed for transfer (or, in the case of any shares of Series A Preferred Stock held in book-entry form through a Depositary (as defined below) to deliver, on or before the close of business on the Change of Control Conversion Date, the shares of Series A Preferred Stock to be converted through the facilities of such Depositary), together with a written conversion notice in the form provided by the Company, duly completed, to its transfer agent. The conversion notice must state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series A Preferred Stock to be converted; and (iii) that the Series A Preferred Stock is to be converted pursuant to the applicable provisions of the Series A Preferred Stock.
(k) Holders of Series A Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the transfer agent of the Company prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal delivered by any holder must state: (i) the number of withdrawn shares of Series A Preferred Stock; (ii) if certificated Series A Preferred Stock has been surrendered for conversion, the certificate numbers of the withdrawn shares of Series A Preferred Stock; and (iii) the number of shares of Series A Preferred Stock, if any, which remain subject to the holder’s conversion notice.
(l) Notwithstanding anything to the contrary contained in Sections 7(j) and (k), if any shares of Series A Preferred Stock are held in book-entry form through The Depository Trust Company (“DTC”) or a similar depositary (each, a “Depositary”), the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures, if any, of the applicable Depositary.

(m) Series A Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless prior to the Change of Control Conversion Date the Company has provided notice of its election to redeem some or all of the shares of Series A Preferred Stock pursuant to Section 6, in which case only the shares of Series A Preferred Stock properly surrendered for conversion and not properly withdrawn that are not called for redemption will be converted. If the Company elects to redeem shares of Series A Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such shares of Series A Preferred Stock will not be so converted and the holders of such shares will be entitled to receive on the applicable redemption date the redemption price as provided in Section 6.
(n) The Company shall deliver all securities, cash and any other property owing upon conversion no later than the third Business Day following the Change of Control Conversion Date. Notwithstanding the foregoing, the persons entitled to receive any shares of Common Stock or other securities delivered on conversion will be deemed to have become the holders of record thereof as of the Change of Control Conversion Date.
(o) In connection with the exercise of any Change of Control Conversion Right, the Company shall comply with all federal and state securities laws and stock exchange rules in connection with any conversion of Series A Preferred Stock into shares of Common Stock or other property.
(p) Notwithstanding anything to the contrary herein and except as otherwise required by law, the holders of record of shares of Series A Preferred Stock at the close of business on a Dividend Record Date will be entitled to receive the dividend payable on the corresponding Dividend Payment Date notwithstanding the conversion of those shares after such Dividend Record Date and on or prior to such Dividend Payment Date and, in such case, the full amount of such dividend shall be paid on such Dividend Payment Date to the persons who were the holders of record at the close of business on such Dividend Record Date. Except as provided in this Section 7(p), the Company will make no allowance for unpaid dividends that are not in arrears on the shares of Series A Preferred Stock to be converted.
8.    Voting Rights.
(a) Holders of the Series A Preferred Stock will not have any voting rights, except as set forth in this Section 8 or as otherwise required by law. On each matter on which holders of Series A Preferred Stock are entitled to vote, each share of Series A Preferred Stock will be entitled to one vote, except that when shares of any other class or series of Preferred Stock the Company may issue have the right to vote with the Series A Preferred Stock as a single class on any matter, the Series A Preferred Stock and the shares of each such other class or series will have one vote for each Twenty-Five Dollars ($25.00) of liquidation preference (excluding accumulated dividends).
(b) Whenever dividends on any shares of Series A Preferred Stock are in arrears for six or more quarterly dividend periods, whether or not consecutive, the number of directors constituting the Board of Directors will be automatically increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of Preferred Stock the Company may issue upon which like voting rights have been conferred and are exercisable and with which the holders of Series A Preferred Stock are entitled to vote as a class with respect to the election of those two directors) and the holders of Series A Preferred Stock (voting separately as a class with all other classes or series of Preferred Stock that the Company may issue upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of those two directors) will be entitled to vote for the election of those two additional directors (the “Preferred Stock Directors”) at a special meeting called by the Company at the request of the holders of record of at least twenty-five percent (25%) of the outstanding shares of Series A Preferred Stock or by the holders of any other class or series of Preferred Stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of those two Preferred Stock Directors (unless the request is received less than ninety (90) days before the date fixed for the next annual or special meeting of stockholders of the Company, in which case, such vote will be held at the earlier of the next annual or special meeting of stockholders of the Company), and at each subsequent annual meeting until all dividends accumulated on the Series A Preferred Stock for all past dividend periods and the then current dividend period have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In that case, the right of holders of the Series A Preferred Stock to elect any directors will cease and, unless there are other classes or series of Preferred Stock upon which like voting rights have been conferred and are exercisable, any directors elected by holders of the Series A Preferred Stock shall immediately resign and the number of directors constituting the Board of Directors shall be reduced accordingly. In no event shall the holders of Series A Preferred Stock be entitled under the voting rights under this Section 8 to elect a director that would cause the Company to fail to satisfy a requirement relating to director independence of any national securities exchange or quotation system on which any class or series of the capital stock of the Company is listed or quoted. For the avoidance of doubt, in no event shall the total number of directors elected by holders of the Series A Preferred Stock (voting separately as a class with all other classes or series of Preferred Stock the Company may issue upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of such directors) pursuant to the voting rights under this Section 8 exceed two.
(c) If a special meeting is not called by the Company within thirty (30) days after request from the holders of Series A Preferred Stock as described in Section 8(b), then the holders of record of at least twenty-five percent (25%) of the outstanding shares of Series A Preferred Stock may designate a holder to call the meeting at the expense of the Company and such meeting may be called by the holder so designated upon notice similar to that required for annual meetings of stockholders and shall be held at the place designated by the holder calling such meeting. The Company shall pay all costs and expenses of calling and holding any meeting and of electing directors pursuant to Section 8(b), including, without limitation, the cost of preparing, reproducing and mailing the notice of such meeting, the cost of renting a room for such meeting to be held, and the cost of collecting and tabulating votes.
(d) If, at any time when the voting rights conferred upon the Series A Preferred Stock pursuant to Section 8(b) are exercisable, any vacancy in the office of a Preferred Stock Director elected pursuant to Section 8(b) shall occur, then such vacancy may be filled only by a written consent of the remaining Preferred Stock Director, or if none remains in office, by vote of the holders of record of the outstanding Series A Preferred Stock and any other classes or series of Preferred Stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors pursuant to Section 8(b). Any director elected or appointed pursuant to Section 8(b) may be removed only by the affirmative vote of holders of the outstanding Series A Preferred Stock and any other classes or series of Preferred Stock upon which like voting rights have been conferred and are exercisable and which classes or series of Preferred Stock are entitled to vote as a class with the Series A Preferred Stock in the election of directors pursuant to Section 8(b), such removal to be effected by the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding Series A Preferred Stock and any such other classes or series of Preferred Stock, and may not be removed by the holders of the Common Stock.
(e) So long as any shares of Series A Preferred Stock remain outstanding, the Company will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of the Series A Preferred

Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting together as a class with all other series of parity Preferred Stock that the Company may issue upon which like voting rights have been conferred and are exercisable), (i) authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any of the authorized capital stock of the Company into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares; or (ii) amend, alter, repeal or replace the Certificate of Incorporation, including by way of merger, consolidation or otherwise in which the Company may or may not be the surviving entity, so as to materially and adversely affect and deprive holders of Series A Preferred Stock of any right, preference, privilege or voting power of the Series A Preferred Stock (each, an “Event”). An increase in the amount of the authorized Preferred Stock, including the Series A Preferred Stock, or the creation or issuance of any additional Series A Preferred Stock or other series of Preferred Stock that the Company may issue, or any increase in the amount of authorized shares of such series, in each case ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.
(f) Notwithstanding Section 8(e)(ii) above, if any Event set forth in Section 8(e)(ii) above materially and adversely affects any right, preference, privilege or voting power of the Series A Preferred Stock but not all series of parity Preferred Stock that the Company may issue upon which like voting rights have been conferred and are exercisable, the affirmative vote or consent of the holders of at least two-thirds of the shares of the Series A Preferred Stock and all such other similarly affected series, outstanding at the time (voting together as a class), given in person or by proxy, either in writing or at a meeting, shall be required in lieu of the vote or consent that would otherwise be required by Section 8(e)(ii).
(g) The voting rights provided for in this Section 8 will not apply if, at or prior to the time when the act with respect to which voting by holders of the Series A Preferred Stock would otherwise be required pursuant to this Section 8 shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption pursuant to Section 6.
(h) Except as expressly stated in this Section 8 or as may be required by applicable law, the Series A Preferred Stock will not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof shall not be required for the taking of any corporate action.
9.    Information Rights. During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Company will use its best efforts to (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series A Preferred Stock, as their names and addresses appear on the record books of the Company and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Company would have been required to file with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13 or 15(d) of the Exchange Act if it were subject thereto (other than any exhibits that would have been required); and (ii) promptly, upon request, supply copies of such reports to any holders or prospective holders of Series A Preferred Stock. The Company will use its best efforts to mail (or otherwise provide) the information to the holders of the Series A Preferred Stock within fifteen (15) days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC, if the Company were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Company would be required to file such periodic reports if it were a “non-accelerated filer” within the meaning of the Exchange Act.

10. No Preemptive Rights. No holders of the Series A Preferred Stock will, as holders of Series A Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any other security of the Company.
11. Record Holders. The Company and the transfer agent for the Series A Preferred Stock may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Company nor the transfer agent shall be affected by any notice to the contrary.
[Signature on Following Page]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations, Preferences and Rights to be signed in its name and on its behalf on this [ ] day of [ ], 2020.

MIND TECHNOLOGY, INC.

By:
Name:
Title:

APPENDIX C
FORM OF
AMENDED AND RESTATED
BYLAWS
OF
MIND TECHNOLOGY, INC.
Incorporated under the Laws of the State of Delaware
Date of Adoption: [●], 2020
ARTICLE I
OFFICES AND RECORDS
Section 1.1    Registered Office. The registered office of MIND Technology, Inc. (the “Corporation”) in the State of Delaware shall be as set forth in the Certificate of Incorporation of the Corporation, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Certificate of Incorporation”), and the name of the Corporation’s registered agent at such address is as set forth in the Certificate of Incorporation. The registered office and registered agent of the Corporation may be changed from time to time by the board of directors of the Corporation (the “Board”) in the manner provided by applicable law.
Section 1.2    Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the Corporation may from time to time require.
Section 1.3    Books and Records. The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board.
ARTICLE II
STOCKHOLDERS
Section 2.1    Annual Meetings. If required by applicable law, an annual meeting of the stockholders for the election of directors of the Corporation shall be held at such date, time and place, if any, either within or outside of the State of Delaware, as may be fixed by resolution of the Board. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board. Any other proper business may be transacted at the annual meeting.
Section 2.2    Special Meetings. Subject to the rights of the holders of preferred stock, special meetings of stockholders of the Corporation may be called only by (i) the Board pursuant to a resolution adopted by the affirmative vote of a majority of the Board or (ii) the Secretary, following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.2 from stockholders of record who own, in the aggregate, at least 10% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board.
Section 2.3    Record Date.

(A)    In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by applicable law, not be more than 60 nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(B)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, exchange or redemption of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
(C)    Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board, (i) when no prior action of the Board is required by applicable law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by applicable law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
Section 2.4    Stockholder List. The Corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date), arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either on a reasonably accessible electronic network (provided that the information required to gain access to the list is provided with the notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. The stock list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise required by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled by this section to examine the list required by this section or to vote in person or by proxy at any meeting of the stockholders.
Section 2.5    Place of Meeting. The Board, the Chairman of the Board, the Chief Executive Officer or the President, as the case may be, may designate the place of meeting, if any, for any annual meeting or for any special meeting of the stockholders. If no designation is so made, the place of meeting shall be the principal executive offices of the Corporation. The Board, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the Delaware General Corporation Law (the “DGCL”) and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.
Section 2.6    Notice of Meeting. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, notice, stating the place, if any, date and time of the meeting, shall be given, not less than ten days nor more than 60 days before the date of the meeting, to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify (A) the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), (B) the place, if any, date and time of such meeting, (C) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and (D) in the case of a special meeting, the purpose or purposes for which such meeting is called. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. The Corporation may provide stockholders with notice of a meeting by any other method permitted by the DGCL. Such further notice shall be given as may be required by applicable law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting.
Section 2.7    Quorum and Adjournment of Meetings.
(A)    Except as otherwise required by applicable law or by the Certificate of Incorporation, the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of all of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chairman of the meeting may adjourn the meeting from time to time for any reason, whether or not there is such a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
(B)    Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.
Section 2.8    Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such other manner prescribed by the DGCL) by the stockholder or by his duly authorized attorney-in-fact. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission. No proxy may be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and applicable law makes it irrevocable. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation.
Section 2.9    Notice of Stockholder Business and Nominations.
(A)    Annual Meetings of Stockholders.
(1)    Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or any duly authorized committee thereof, or (c) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and other requirements set forth in these Bylaws and applicable law. Section 2.9(A)(1)(c) of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting and annual meeting proxy statement) before an annual meeting of the stockholders.
(2)    For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.9(A)(1)(c) of these Bylaws, (a) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) such other business must otherwise be a proper matter for stockholder action under the DGCL and (c) the record stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a stockholder’s notice must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that subject to the following sentence, in the event that the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after such anniversary date or in the event that no annual meeting was held in the prior year, notice by the stockholder to be timely must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper form, a stockholder’s notice (whether given pursuant to this Section 2.9(A)(2) or Section 2.9(B)) to the Secretary of the Corporation must:

(a)    set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, (ii) (A) the class or series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by such stockholder, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation held by such stockholder, (C) a complete and accurate description of any agreement, arrangement or understanding between or among such stockholder and any other person or persons in connection with such stockholder’s director nomination and the name and address of any other person(s) or entity or entities known to the stockholder to support such nomination, (D) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote, directly or indirectly, any shares of any security of the Corporation, (E) any short interest in any security of the Corporation held by such stockholder (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (H) any performance-related fees (other than an asset-based fee) that such stockholder or is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household, (iii) any other information relating to such stockholder, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting, and (v) a representation as to whether or not such stockholder will deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding stock required to approve or adopt the proposal or, in the case of a nomination or nominations, at least the percentage of the voting power of the Corporation’s outstanding stock reasonably believed by the stockholder to be sufficient to elect such nominee or nominees (such representation, a “Solicitation Statement”);

(b)    if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder in such business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment) and (iii) a complete and accurate description of all agreements, arrangements and understandings between or among such stockholder and any other person(s) or entity or entities in connection with the proposal of such business by such stockholder;
(c)    set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder its affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and (iii) a representation that such person intends to serve a full term, if elected as director; and
(d)    with respect to each nominee for election or reelection to the Board, include (i) a completed and signed questionnaire, representation and agreement in a form provided by the Corporation, which form the stockholder must request from the Secretary of the Corporation in writing with no less than 7 days advance notice and (ii) a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.
(3)    The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.
(4)    Notwithstanding anything in this Section 2.9 to the contrary, in the event that the number of directors to be elected to the Board of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 2.9 and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.9 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(5)    A stockholder providing notice of a nomination or proposal of other business to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct (a) as of the record date for the meeting and (b) as of the date that is ten business days prior to the meeting or any adjournment, recess, cancellation, rescheduling or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven business days prior to the date for the meeting or any postponement or adjournment thereof, if practicable (or, if not practicable, on the first practicable date prior to any adjournment, recess or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment, recess or postponement thereof)).
(B)    Special Meetings of Stockholders.
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to a notice of meeting (1) by or at the direction of the Board or any duly authorized committee thereof or (2) if the Board has determined that directors shall be elected at such meeting by any stockholder of the Corporation who (a) is a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the special meeting, (b) is entitled to vote at the meeting, and (c) complies with the notice procedures set forth in these Bylaws and applicable law. In the event a special meeting of stockholders is called for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder delivers notice with the information required by Section 2.9(A)(1)(c) (with the updates required by Section 2.9(A)(3)) of these Bylaws with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.9(A)(2)(d) of these

Bylaws). Such notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement or the announcement thereof of a special meeting commence a new time period for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting.
(C)    General.
(1)    Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and applicable law and, if any proposed nomination or business is not in compliance with these Bylaws and applicable law, to declare that such defective proposal or nomination shall be disregarded.
(2)    For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press, or any other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(3)    Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.9(A) or Section 2.9(B) of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock if and to the extent provided for under applicable law, the Certificate of Incorporation or these Bylaws.
(4)    Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 2.9 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
Section 2.10    Conduct of Business. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate in its sole discretion. The Chairman of the Board, if one shall have been elected, or in the Chairman of the Board’s absence or if one shall not have been elected, the director or officer designated by the majority of the Board, shall preside at all meetings of the stockholders as “chairman of the meeting.” Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting shall have the right and authority to convene and for any reason to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chairman of the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (A) the establishment of an agenda or order of business for the meeting; (B) rules and procedures for maintaining order at the meeting and the safety of those present; (C) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (D) restrictions on entry to the meeting after the time fixed for the commencement thereof; (E) limitations on the time allotted to questions or comments by participants; and (F) restrictions of the use of audio and video recording devices. The chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting, and if such chairman of the meeting should so determine, such chairman of the meeting shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 2.11    Required Vote. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, at any meeting at which directors are to be elected, so long as a quorum is present, directors shall be elected by a plurality of the votes validly cast in such election. Unless otherwise provided in the Certificate of Incorporation, cumulative voting for the election of directors shall be prohibited. Except as otherwise required by applicable law, the rules and regulations of any stock exchange applicable to the Corporation, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors and certain non-binding advisory votes described below, the affirmative vote of a majority of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders. In non-binding advisory matters with more than two possible vote choices, the affirmative vote of a plurality of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the stockholders.
Section 2.12    Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock belonging to it or any other corporation, if a majority of shares entitled to vote in the election of directors of such corporation is held, directly or indirectly by the Corporation, and such shares will not be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or such other corporation, to vote stock of the Corporation held in a fiduciary capacity.
Section 2.13    Inspectors of Elections. The Corporation may, and when required by applicable law, shall, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders and the appointment of an inspector is required by applicable law, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall have the duties prescribed by applicable law.
Section 2.14    Stockholder Action by Written Consent.
(A)    In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the Board fix a record date. The Board shall promptly, but in all events within ten (10) days after the date on which such written notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board pursuant to the first sentence of this Section 2.14(A). If no record date has been fixed by the Board pursuant to the first sentence of this Section 2.14(A) or otherwise within ten (10) days after the date on which such written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board required by applicable law, shall be the first date after the expiration of such ten (10) day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board pursuant to the first sentence of this Section 2.14(A), the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board is required by applicable law shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.
(B)    In the event of the delivery, in the manner provided by this Section 2.14(B) and applicable law, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Corporation in accordance with this Section 2.14(B) and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Section 2.14(B) shall in any way be construed to suggest or imply that the Board or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
(C)    No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the first date a written consent is received in accordance with this Section 2.14(C), a valid written consent or valid written consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation in the manner prescribed in this Section 2.14(C) and applicable law, and not revoked.
ARTICLE III
BOARD OF DIRECTORS
Section 3.1    General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board elected in accordance with these Bylaws. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.
Section 3.2    Number, Tenure and Qualifications. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Board. The election and term of directors shall be as set forth in the Certificate of Incorporation.
Section 3.3    Regular Meetings. Subject to Section 3.5, regular meetings of the Board shall be held on such dates, and at such times and places, as are determined from time to time by resolution of the Board.
Section 3.4    Special Meetings. Special meetings of the Board shall be called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board then in office. The person or persons authorized to call special meetings of the Board may fix the place, if any, date and time of the meetings. Any business may be conducted at a special meeting of the Board.
Section 3.5    Notice. Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail, courier service or facsimile or electronic transmission or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered if deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered if the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If by facsimile or electronic transmission, such notice shall be deemed adequately delivered if the notice is transmitted at least 24 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 24 hours prior to the time set for the meeting and shall be confirmed by facsimile or electronic transmission that is sent promptly thereafter. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1.
Section 3.6    Action by Consent of Board. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, including by electronic transmission. After an action is taken, consent or consents shall be filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Delaware.
Section 3.7    Conference Telephone Meetings. Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
Section 3.8    Quorum. A whole number of directors equal to at least a majority of the Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may, to the fullest extent permitted by law, adjourn the meeting from time to time without further notice unless (A) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.5 of these Bylaws shall be given to each director, or (B) the meeting is adjourned for more than 24 hours, in which case the notice referred to in clause (A) shall be given to those directors not present at the announcement of the date, time and place of the adjourned meeting. Except as otherwise expressly required by law, the Certificate of Incorporation or these Bylaws, all matters shall be determined by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present.
Section 3.9    Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock then outstanding, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law or by resolution of the Board, be filled by the affirmative vote of (i) a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, or (ii) the holders of a majority of the outstanding shares entitled to vote thereon. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his predecessor unless otherwise determined by the Board. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.
Section 3.10    Removal. Subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any director may be removed at any time with or without cause, upon the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders in accordance with the DGCL, the Certificate of Incorporation and these Bylaws of the Corporation.
Section 3.11    Records. The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.
Section 3.12    Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.
Section 3.13    Regulations. To the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the affairs and business of the Corporation as the Board may deem appropriate.
ARTICLE IV
COMMITTEES

Section 4.1    Designation; Powers. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.
Section 4.2    Procedure; Meetings; Quorum. Any committee designated pursuant to Section 4.1 shall choose its own chairman in the event the chairman has not been selected by the Board by a majority vote of the members then in attendance at a meeting of the committee so long as a quorum is present, shall keep regular minutes of its proceedings, and shall meet at such times and at such place or places as may be provided by the charter of such committee or by resolution of such committee or resolution of the Board. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present at a meeting where a quorum is present shall be necessary for the adoption by it of any resolution. The Board shall adopt a charter for each committee for which a charter is required by applicable laws, regulations or stock exchange rules, may adopt a charter for any other committee, and may adopt other rules and regulations for the governance of any committee not inconsistent with the provisions of these Bylaws or any such charter, and each committee may adopt its own rules and regulations of governance, to the extent not inconsistent with these Bylaws or any charter or other rules and regulations adopted by the Board.
Section 4.3    Substitution of Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.
ARTICLE V
OFFICERS
Section 5.1    Officers. The Board shall elect the officers of the Corporation which shall include a Chairman of the Board, a Chief Executive Officer, a President, Executive Vice Presidents, Senior Vice Presidents, a Secretary, a Treasurer and such other officers as the Board from time to time may deem proper. The Chairman of the Board shall be chosen from among the directors. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have such powers and duties as from time to time may be conferred by the Board or by any committee thereof or, with respect to any Executive Vice President, Senior Vice President, Treasurer or Secretary, by the Chairman of the Board, Chief Executive Officer or President, if any. The Board or any duly authorized committee thereof may from time to time elect, or the Chairman of the Board, Chief Executive Officer or President, if any, may appoint, such other officers (including a Chief Financial Officer, Chief Operating Officer and one or more Senior Vice Presidents, Assistant Secretaries and Assistant Treasurers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board or such committee thereof or by the Chairman of the Board, Chief Executive Officer or President, as the case may be. Any number of offices may be held by the same person.
Section 5.2    Election and Term of Office. Each officer shall hold office until his successor shall have been duly elected or appointed and shall have qualified or until his death or until he shall resign, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board or, except in the case of an officer or agent elected by the Board, by the Chairman of the Board, Chief Executive

Officer or President, if any. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.
Section 5.3    Chairman of the Board. Unless otherwise determined by the Board, the Chairman of the Board shall preside at all meetings of the Board and be the chairman of the meeting at all stockholder meetings. In the absence of the Chairman of the Board, meetings of stockholders shall be presided over by the Chief Executive Officer or, in the absence of the Chief Executive Officer, by another person designated by the Board. The Chairman of the Board shall perform all duties incidental to his office that may be required by law and all such other duties as are properly required of him by the Board. He shall make reports to the Board and shall see that all orders and resolutions of the Board and of any committee thereof are carried into effect. The Chairman of the Board may also serve as Chief Executive Officer, if so elected by the Board. The Chairman of the Board may also have the title of Executive Chairman if the Chairman of the Board is also an officer of the Corporation.
Section 5.4    Chief Executive Officer. The Chief Executive Officer shall be responsible for the general management of the affairs of the Corporation and shall act in a general executive capacity subject to the oversight of the Chairman of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The Chief Executive Officer shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and all other documents and instruments in connection with the business of the Corporation.
Section 5.5    President. The President, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if any and if he or she shall be a director) shall preside when present at all meetings of the Board.
Section 5.6    Executive Vice Presidents and Senior Vice Presidents. Each Executive Vice President and Senior Vice President, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board or the Chairman of the Board, the Chief Executive Officer or the President, if any.
Section 5.7    Treasurer. The Treasurer, if any, shall exercise general supervision over the receipt, custody and disbursement of corporate funds. He shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him from time to time by the Board, the Chairman of the Board, the Chief Executive Officer or the President, if any.
Section 5.8    Secretary. The Secretary, if any, shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders; he shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by applicable law; he shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; and he shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board, the Chief Executive Officer or the President, if any.

Section 5.9    Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board. Any vacancy in an office appointed by the Chairman of the Board, the Chief Executive Officer or the President, if any, because of death, resignation or removal may be filled by the Chairman of the Board, the Chief Executive Officer or the President, if any.
Section 5.10    Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board, the Chief Executive Officer or any officer authorized by the Chairman of the Board, the Chief Executive Officer or the President, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation or entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers that the Corporation may possess by reason of its ownership of securities in such other corporation.
Section 5.11    Delegation. The Board may from time to time delegate the powers and duties of any officer to any other officer or agent, notwithstanding any provision hereof.
ARTICLE VI
STOCK CERTIFICATES AND TRANSFERS
Section 6.1    Stock Certificates and Transfers. The interest of each stockholder of the Corporation evidenced by certificates for shares of stock shall be in such form as the appropriate officers of the Corporation may from time to time prescribe, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. The shares of the stock of the Corporation shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and number of shares. Subject to the provisions of the Certificate of Incorporation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation, which may be maintained by a third-party registrar or transfer agent, by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require or upon receipt of proper transfer instructions from the registered holder of uncertificated shares and upon compliance with appropriate procedures for transferring shares in uncertificated form, at which time the Corporation shall issue a new certificate to the person entitled thereto (if the stock is then represented by certificates), cancel the old certificate and record the transaction upon its books.
Each certificated share of stock shall be signed, countersigned and registered in the manner required by law. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
Section 6.2    Lost, Stolen or Destroyed Certificates. No certificate for shares or uncertificated shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board or any financial officer may in its or his discretion require.
Section 6.3    Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.
Section 6.4    Regulations Regarding Certificates. The Board shall have the power and authority to make all such rules and regulations concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation. The Corporation may enter into additional agreements with stockholders to restrict the transfer of stock of the Corporation in any manner not prohibited by the DGCL.
ARTICLE VII
MISCELLANEOUS PROVISIONS
Section 7.1    Fiscal Year. The fiscal year of the Corporation shall begin on the first day of February and end on the 31st day of January of each year.
Section 7.2    Dividends. Except as otherwise provided by law or the Certificate of Incorporation, the Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock, which dividends may be paid in either cash, property or shares of stock of the Corporation. A member of the Board, or a member of any committee designated by the Board, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.
Section 7.3    Seal. If the Board determines that the Corporation shall have a corporate seal, the corporate seal shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and the words “MIND Technology, Inc. — Delaware.”
Section 7.4    Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, including by electronic transmission, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 7.5    Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice, including by electronic transmission, of such resignation to the Chairman of the Board, the Chief Executive Officer, the President (if any) or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board or the stockholders to make any such resignation effective.
Section 7.6    Indemnification and Advancement of Expenses.

(A)    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent, or in any other capacity while serving as a director, officer, trustee, employee or agent, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding.
(B)    The Corporation shall, to the fullest extent not prohibited by applicable law as it presently exists or may hereafter be amended, pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition; provided, however, that to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined by final judicial decision from which there is no further right to appeal (hereinafter, a “final adjudication”) that the Covered Person is not entitled to be indemnified under this Section 7.6 or otherwise.
(C)    The rights to indemnification and advancement of expenses under this Section 7.6 shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 7.6, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.
(D)    If a claim for indemnification under this Section 7.6 (following the final disposition of such proceeding) is not paid in full within 60 days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Section 7.6 is not paid in full within 30 days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim, or a claim brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, to the fullest extent permitted by applicable law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. In (1) any suit brought by a Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (2) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered

Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Section 7.6 or otherwise shall be on the Corporation.
(E)    The rights conferred on any Covered Person by this Section 7.6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, any provision of the Certificate of Incorporation, these Bylaws, any agreement or vote of stockholders or disinterested directors or otherwise.
(F)    This Section 7.6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.
(G)    Any Covered Person entitled to indemnification and/or advancement of expenses, in each case pursuant to this Section 7.6, may have certain rights to indemnification, advancement and/or insurance provided by one or more persons with whom or which such Covered Person may be associated. The Corporation hereby acknowledges and agrees that (1) the Corporation shall be the indemnitor of first resort with respect to any proceeding, expense, liability or matter that is the subject of this Section 7.6, (2) the Corporation shall be primarily liable for all such obligations and any indemnification afforded to a Covered Person in respect of a proceeding, expense, liability or matter that is the subject of this Section 7.6, whether created by law, organizational or constituent documents, contract or otherwise, (3) any obligation of any persons with whom or which a Covered Person may be associated to indemnify such Covered Person and/or advance expenses or liabilities to such Covered Person in respect of any proceeding shall be secondary to the obligations of the Corporation hereunder, (4) the Corporation shall be required to indemnify each Covered Person and advance expenses to each Covered Person hereunder to the fullest extent provided herein without regard to any rights such Covered Person may have against any other person with whom or which such Covered Person may be associated or insurer of any such person, and (5) the Corporation irrevocably waives, relinquishes and releases any other person with whom or which a Covered Person may be associated from any claim of contribution, subrogation or any other recovery of any kind in respect of amounts paid by the Corporation hereunder.
(H)    The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 7.7    Facsimile and Electronic Signatures. In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever permitted by law.
Section 7.8    Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
ARTICLE VIII
AMENDMENTS
Section 8.1    Amendments.
(A)    In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board shall require the approval of a majority of the Board. Stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the Bylaws of the Corporation may be adopted, altered, amended or repealed by the stockholders of the Corporation only by the affirmative vote of holders of not less than a majority of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.
(B)    Notwithstanding the foregoing, no amendment, alteration or repeal of Section 7.6 shall adversely affect any right or protection existing under these Bylaws immediately prior to such amendment, alteration or repeal, including any right or protection of a present or former director, officer or employee thereunder in respect of any act or omission occurring prior to the time of such amendment.

MITCHAM INDUSTRIES, INC. 2002 TIMBERLOCH PLACE, SUITE 400 THE WOODLANDS, TX 77380
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MITCHAM INDUSTRIES, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	ELECTION OF DIRECTORS. Nominees:	☐	☐	☐
01) Peter H. Blum 02) Robert P. Capps 03) William H. Hilarides 04) Robert J. Albers 05) Thomas S. Glanville 06) Marcus Rowland

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
2.	APPROVAL OF REINCORPORATION OF THE COMPANY FROM THE STATE OF TEXAS TO THE STATE OF DELAWARE.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
3.	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
4.	RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS MITCHAM INDUSTRIES, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2021.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
5	APPROVAL TO GRANT DISCRETIONARY AUTHORITY TO CHAIRMAN OF THE BOARD TO ADJOURN THE ANNUAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
			Yes	No
Please indicate if you plan to attend this meeting.			☐	☐

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MITCHAM INDUSTRIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MONDAY, JULY 27, 2020 AT 9:00 AM LOCAL TIME

The undersigned hereby constitutes and appoints Robert P. Capps and Peter H. Blum, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the common stock of Mitcham Industries, Inc. held of record by the undersigned on May 27, 2020 as if personally present at the Annual Meeting of Shareholders to be held on Monday, July 27, 2020, and any adjournment or postponement thereof, as designated on the reverse.

Each signatory to this proxy acknowledges receipt from Mitcham Industries, Inc. prior to execution of this proxy, of a notice of Annual Meeting of Shareholders and a proxy statement dated [June 10, 2020].

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. Please see the accompanying proxy statement for additional details.

YOU ARE URGED TO DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE ANNUAL MEETING. THIS PROXY MUST BE RECEIVED BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED OR ELECTRONICALLY VIA THE INTERNET AT
WWW.VIEWPROXY.COM/MITCHAMINDUSTRIES/2020 OR BY PHONE AT 1-866-804-9616.

(Continued and to be signed on reverse side)